UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21625

Intrepid Capital Management Funds Trust
 (Exact name of registrant as specified in charter)

1400 Marsh Landing Parkway, Suite 106
Jacksonville Beach, FL 32250
 (Address of principal executive offices) (Zip code)

Mark F. Travis
1400 Marsh Landing Parkway, Suite 106
Jacksonville Beach FL 32250
 (Name and address of agent for service)

1-904-246-3433
Registrant's telephone number, including area code

Date of fiscal year end: 09/30/2018

Date of reporting period:  03/31/2018

Item 1. Reports to Stockholders.

Intrepid Capital Fund
Intrepid Endurance Fund
Intrepid Income Fund
Intrepid Disciplined Value Fund
Intrepid International Fund
Intrepid Select Fund

Semi-Annual Report
March 31, 2018

Intrepid Capital Fund

April 2, 2018

“Houston, we’ve had a problem.”

– James Lovell – Apollo 13 Astronaut

Mark F. Travis, President/C.E.O.

Dear Friends and Clients,

Do you ever feel like the demands and distractions of everyday life keep you from stepping back and focusing on the big picture?  You’re not alone.  The constant fire hose of news and the flashing of red and green ticker symbols often leave me wondering if I should be tested for Attention Deficit Disorder at my next physical.  There are times where I feel as if I have taken a paper clip from my desk drawer and inserted it into the closest electrical socket.

Writing these letters always provides a healthy pause button from the portion of my days that I spend within 24 inches of a Bloomberg screen.  The end of each quarter is an opportunity to move from my desk, with its flashing monitors, to the couch in my office, sweep all the mental clutter into the closet for an hour, and reflect on where we have been and where we might go.

The last two months have marked a meaningful (and hopefully lasting) shift in investors’ attitudes toward risk.  January of 2018 started out like most of the prior year, with asset prices steadily setting new highs while volatility was near record lows.  The S&P 500 extended its record run of 15 straight months of gains, ending the month an impressive 5.7% higher.  Investors, for their part, saw no reason to break from the old “What, me worry?” attitude of Mad Magazine’s Alfred E. Neuman.

We lagged in January as our peers and their clients appeared to be getting free handouts from generous Mr. Market.  This pain was compounded when I was out seeing clients and had a polite 80-something year old woman tell me Intrepid was just too conservative for her.  Looking back on that conversation, I have to wonder whether it was the proverbial bell ringing at the top.

Hardly a week later, with the 10-year Treasury yield jumping above 2.8% for the first time in four years along with rising inflation expectations, the CBOE Volatility Index (the “VIX”), nicknamed the “Fear Index,” almost tripled in the span of two trading days, taking billions of dollars to “investment heaven” in the process.

How did this happen?  The answer, unsurprisingly, boils down to good old-fashioned Wall Street greed.  The VIX started out simply as a method of tracking the underlying implied volatility of options on S&P 500 companies.  Over time it gained quite a following from traders and investors who wanted an easy, real-time proxy for market sentiment.  But why should Wall Street be content just to track something when they could be selling it?  Thus, over the last 5-10 years there has been an explosion of

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strategies and products linked to volatility, usually using a combination of futures, options, and other derivatives with the VIX as their underlying benchmark.

Investors, starved for yield from traditional sources for nearly a decade, piled into these newly packaged strategies under the faulty assumption that this was easy money.  One of the most popular flavors was exchange-traded notes (ETNs) – basically IOUs from major banks that could be bought and sold on the open market – designed to roughly track the inverse of VIX.  These “short-vol” products were predicated on the belief that conditions of low volatility would last indefinitely.

Sitting in front of me is a promotional email for a family of leveraged short and long volatility ETNs (as if 1x exposure wasn’t risky enough) that includes three full pages of legal fine print indicating that the products are only for sophisticated investors.  The lawyers go on to (1) warn would-be buyers not to treat the strategies as buy and hold investments, (2) recommend that they monitor their positions multiple times a day, and (3) note that the well-known major bank backing the notes could redeem them at any time, potentially at a large loss to the holder.

I hope you’ll agree with me that these don’t exactly sound like the hallmarks of a sound investment.  But as we’ve learned in past bubbles and market cycles, no amount of fine print risk disclaimers will keep people from chasing performance, and short volatility was the hot trade of 2017 (with the exception of Bitcoin).  One popular inverse VIX product with the fitting ticker XIV (VelocityShares Daily Inverse VIX ST ETN) returned 188% for its holders over the course of the year, drawing in millions of dollars from new buyers wanting a seat on the gravy train.  Who would have thought that not just retail investors, but endowments, pensions, universities and professionals on Wall Street would be selling what they should have been buying (the possibility of higher volatility), in many cases with a scoop of leverage on top?

It was fun while it lasted.  When the VIX spiked in early February, XIV and a handful of similar products that had been trading near all-time highs literally became worthless overnight and were liquidated.  In my third quarter 2017 letter, I lamented this kind of behavior when I commented that “irrational decision making is rewarded [and] buyers of arcane complex strategies seem to reap all the profits.”  Leveraged trading in the VIX sure seems to qualify.  The moral of the story?  Risk matters most when it is least visible.  R.I.P. short vol.

We didn’t participate in any of the shenanigans above.  However, we also didn’t sail through these financial rapids to positive results, as much as I’d like to say we did.  For the first six months of its fiscal year, which began September 30, 2017, the Intrepid Capital Fund (“the Fund”) decreased 0.14%, compared to returns of 5.84% for the S&P 500 Index and -0.51% for the ICE BofAML High Yield Index.  For the quarter ending March 31, 2018, the Fund decreased 3.54% compared to losses of 0.76% and 0.91%, respectively, in the S&P 500 Index and ICE BofAML High Yield Index.

Intrepid Capital Fund

To be clear, these short-term results are disappointing to us as a firm and to me as the lead portfolio manager of the Fund.  The silver lining, though, is that our underperformance in the most recent periods was not driven by excessive risk-taking or exposure to the broader market downturns in February or March.  Most of the Fund’s decline in the first quarter was due to company-specific issues at a handful of businesses in which we own a stake.  We believe these companies have long-term merit and trade for less than our conservative estimates of business value, but that is no guarantee against short-term price fluctuations.  Normally, I like to lead off with recent successes, but in this instance, I think it would be more helpful to shareholders to understand the drivers of shorter-term negative performance.

Four of the largest detractors in the Fund were the same for the six-month period and the most recent quarter ended March 31, 2018.  These included Corus Entertainment (ticker: CJR/B CN), Retail Food Group (ticker: RFG AU), Patterson-UTI Energy (ticker: PTEN), and Net 1 UEPS Technologies (ticker: UEPS).  Corus and RFG together were responsible for more than 60% of the Fund’s decline since January and deserve further explanation.

Our thinking about Corus has been thoroughly documented by Jayme Wiggins in current and past Endurance Fund commentaries, which are well worth a read.  The Canadian media company’s results in January, which included further declines in TV advertising and subscriber revenue, further eroded our confidence that the company will be able to adapt to the move away from traditional bundled cable in Canada.  We reduced our exposure on the news and exited our position by the end of March.

Retail Food Group is an Australian franchisor of bakery, coffee, and quick service pizza restaurants and first entered the Fund in December.  The company’s stock has been pummeled by a series of negative media reports alleging mistreatment of franchisees by the parent company.  We believe the allegations are overblown and distort the facts, but the company’s image has suffered as management has done little to set the record straight.

The stock had already experienced more than a 60% decline over a two-week period when we established our position, but catching this falling knife has been more hazardous than we expected, as the shares declined further in the first quarter on renewed media attacks and disappointing earnings.  We still believe the underlying business is sound and mispriced, but we are conducting additional due diligence to increase our confidence level in the thesis.

The Fund’s four largest contributors for the six-month period were Syntel (ticker: SYNT), HNZ Group (ticker: HNZ/A CN), Teradata (ticker: TDC), and Royal Mail PLC (ticker: RMG LN).  Syntel and Royal Mail were also leading three-month contributors, along with the 5.75% convertible bonds of Primero Mining.  HNZ is noteworthy, as it was acquired in January at a healthy premium to its previous trading range.  The Primero converts, which we had purchased at distressed prices, are now

Intrepid Capital Fund

trading near their face value after the company received a buyout offer from First Majestic Silver (ticker: AG), and we expect them to be retired at par value.

Please keep in mind that when buying companies that are out of favor, as we regularly do at Intrepid, securities that are a drag on performance in one measurement period are often contributors in subsequent periods as the market recognizes their underlying value.  Such was the case a few years ago, when our handful of energy-related holdings weighed heavily on performance in late 2015 but rebounded and drove significant gains in 2016.

We have experienced this quirk, which stems in part from the industry norm of treating calendar months, quarters and years as self-contained measurement periods, many times over the last 23 years.  Please try to have patience, as we believe our and your perseverance should be rewarded in the long run.  I am more convinced than ever that discipline, patience, and common sense are both exceedingly rare qualities in this industry and the keys to success in it.

I would also remind you once again that I eat my own cooking.  As co-investors with you in the Fund(s), my family and the Intrepid family share your hopes and fears, your satisfactions and frustrations as we travel this long road as investors together.

Thank you for entrusting us with your hard-earned capital; it is not a position we take lightly.  If there is anything we can do to serve you better, please don’t hesitate to call.

Best regards,

Mark F. Travis, President
Intrepid Capital Fund Portfolio Manager

All investments involve risk.  Principal loss is possible.  The Fund is subject to special risks including volatility due to investments in smaller companies, which involve additional risks such as limited liquidity and greater volatility.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investments by the Fund in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities.  The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.  The risks of owning ETFs generally reflect the risks of owning the underlying securities they are designed to track.  ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly.

Mutual funds, ETNs, hedge funds, equities, bonds, and other asset classes have different risk profiles, which should be considered when investing.

The S&P 500 Index is a broad-based, unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  The ICE BofAML US High Yield Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market.  Qualifying securities must have a below investment grade rating (based on an average of

Intrepid Capital Fund

Moody’s, S&P and Fitch), at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $250 million.  The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization.  You cannot invest directly in an index.

VIX is a trademarked ticker symbol for the CBOE (Chicago Board Options Exchange) Volatility Index which is a popular measure of the implied volatility of S&P 500 index options. The VIX represents one measure of the market’s expectation of stock market volatility over the next 30-day period. The VelocityShares Daily Inverse VIX Short-Term ETN (XIV) is a security issued by Credit Suisse that was supposed to give the opposite return of the CBOE Volatility Index (VIX).  XIV was liquidated in February 2018; there is no longer a prospectus to reference. Yield is the income return on an investment.  It refers to the interest or dividends received from a security and is usually expressed annually as a percentage based on the investment’s cost, its current market value or its face value.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

The Intrepid Capital Funds are distributed by Quasar Distributors, LLC. Quasar Distributors is not affiliated with VelocityShares.

Intrepid Endurance Fund

April 2, 2018

Friends in Low Places

Jayme Wiggins, CIO
Endurance Fund Portfolio Manager

Dear Fellow Shareholders,

The longer I write these letters, the more I realize how often I lean on music to convey my thoughts to you.  And I’m not a musically-inclined person.  I wasn’t in chorus or band.  I don’t play an instrument.  I’m not a gifted singer, and my wife says my recollection of lyrics is routinely off the mark.  I never bought cassette tapes or CDs when I was younger, and I don’t use iTunes or Spotify.  Nevertheless, I like music.  All kinds.  I’m a music freeloader.  I’ve absorbed enough music over my life by listening to the radio, movie soundtracks, and my brother’s collection that it’s easy for me to relate specific songs to my life.  It goes without saying that I’m not unique in this regard.  Music is a common currency of expression.  I have found that nothing captures the wavelengths of an Intrepid investor better than country music.

“Friends in Low Places” was released by Garth Brooks in 1990 and is one of the most popular country songs of all time.  I love it.  It describes an uncouth fellow who shows up uninvited to his ex’s wedding and proceeds to drown his sorrows in whiskey and beer.  Huge party foul, but the tongue-in-cheek lyrics are instructive.  In life, it’s nice to have influential friends who can pull a string or two, but many folks aren’t advantaged by a powerful social network.  They’re stuck associating with John Q. Public and the so-called crumbs of society.  This, for many, is a blessing in disguise.

Applied to the investing world, most investors take comfort in owning blue chips, FANGs, and highflying winners of the performance derby.  This is natural behavior and has material benefits including owning many great businesses and outsourcing your stress by investing with the herd.  Unfortunately, you often pay a big price for a problem-free investment.  At Intrepid, our aim is to buy a good business at a good price.  For the last five years, it has been tough to meet both criteria, especially since we are unwilling to pay up for uncertain growth.  As a result, we have found ourselves investing more like Lady Liberty: “Give me your tired, your poor, Your huddled masses yearning to breathe free.”  We’re bottom feeders with noble intentions.  We want to make you money without exposing your portfolio to undercompensated risks.  To accomplish that, we’ve gone hunting in the deepest, darker corner of the markets: the 52-week low list.  We’ve made friends in low places.

During the past three years, the Intrepid Endurance Fund (the “Fund”) purchased 11 new securities that comprised at least one percent of the Fund’s assets.1  Each of these positions was acquired within 20% of the security’s 52-week low price.  We
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[1]	ASEI, WPM, CUB, STRZA, PCN 5.75%, DDC, SYNT, GHL, UEPS, HALL, RFG AU

Intrepid Endurance Fund

started buying, on average, up 8% from the bottom and down 35% from the 52-week high.  On the chart below, we show the average performance for these 11 securities in the year leading up to our initial purchase as compared to the performance of the Russell 2000.  The period doesn’t correspond to a specific year, since different stocks were acquired at different times.2  However, it does show you the average price trend for our purchases in the months, weeks, and days leading up to our initial activity.  As you can see, we buy out-of-favor stocks.

*	Time period is relative to purchase date and varies by security. Please see commentary for further explanation.

Please allow me to end the suspense: we rarely buy at the absolute bottom.  Usually, stocks keep falling after we buy them.  Many investors would prefer to wait for a demonstrated recovery before stepping into a sticky situation.  We are not those investors.  We buy when we see value and we kick ourselves if we have to pay more for something that we thought was cheap at lower prices, unless the reason for the delay was the time required to complete our research.

We can anticipate the arguments against this approach.  First, a 52-week period is an arbitrary time horizon.  Agreed.  Just because a stock is close to its 52-week low doesn’t mean it has been kicked to the curb by investors.  We ran the same analysis going back three years before our initial purchase, and the core findings were the same.  Our basket had declined more than 20% over the three years before our initial acquisition, while the Russell had increased 35% over the same relative stretch.
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[2]
For example, to compute the price change for the last data point on the chart, we average the 11 individual changes on the day we bought them as well as the average percentage change of the Russell 2000 on the 11 different days we started buying each holding.

Intrepid Endurance Fund

Are we foolishly specializing in catching falling knives to make ends meet in a challenging period?  I don’t think we’re fools, but we are playing with sharp objects.  Scavenging the new lows list lacks glamour and can be dangerous and stressful, but it’s also potentially rewarding.  Of the 11 new names the Endurance Fund has acquired during the past three years, eight are higher today than they were when we started buying.  Four of these have been taken over by other companies.  Three names are trading lower than our cost basis; however, all three were purchased in December 2017—an insufficient time frame for our theses to play out, in our opinion.  In fairness, the market’s upward trajectory has provided a great deal of underlying support to most stocks.  However, we believe the firms plumbing new lows over the relevant time period are more likely to be even lower today than the typical guilt-free stock.  We’re satisfied with our overall outcome in sorting through these maligned businesses because we think it’s created a portfolio with more idiosyncratic risk and less correlation with the market.

The last argument against rummaging through the bargain bin is that price is only one factor in the investment equation.  Price without value means nothing.  Surveying stocks with weak price action is only a starting point for us, and every purchase we make is predicated on a stock’s price trading at a discount to our estimated intrinsic value.  The valuation is determined by a considerable amount of research.  Sometimes we are wrong.  Often, we are early.  But we are never careless.

The markets were rattled in the first quarter from concerns over trade wars and sputtering market leadership from technology megacaps.  Major indexes ended the period down mid-to-high single digit percentages from their all-time highs but essentially flat year-to-date.  As female country singer superstar Shania Twain once said, “That don’t impress me much.”  For those kind, patient souls who have stayed committed to the Endurance Fund through this cycle, the understandable reaction on down days is to inquire whether we are finally putting money to work.  However, when index levels were 5% to 10% lower on the way up (i.e. two months ago), we weren’t finding much value then either.  Valuations have been at all-time extreme levels.  We buy stocks when we think we can acquire them for less than fair value, not because they are falling.  We’re keeping in mind the famous order from the battle of Bunker Hill: “Don’t fire until you see the whites of their eyes.”   Even with the assistance of the Hubble Telescope, an all-out assault on our cash reserves feels premature.  The Fund ended the first quarter with 81.7% of its assets held in cash equivalents.

Our first quarter performance was poor.  The Fund declined 1.98% in the three months ending March 31, 2018, compared to a -0.08% change in the Russell 2000.  For the same period, the Morningstar Small Cap Index decreased 1.58%, while the S&P Smallcap 600 increased 0.57%.  If you extended the measurement period by an extra trading day, the Fund’s performance is roughly in line with these indexes year-to-date.  Nevertheless, we don’t want to sugar coat a poor outcome for a cash-heavy fund.  Our first quarter decline was disappointing and is primarily attributable to

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disappointing results for two holdings, Retail Food Group (ticker: RFG AU) and Corus Entertainment (ticker: CJR/B CN), which were partly offset by great news for a third holding, Primero Mining (CUSIP 74164WAB2).

We discussed Corus in our last letter to you.  In January, the company released results for its fiscal first quarter.  Corus’ television advertising revenues are falling along with its Canadian peers.  Since the company acquires most of its content from U.S. media companies, we think Corus will have a tougher time navigating a future transition to a direct relationship with consumers.  We sold our position immediately after the report.  At the beginning of this letter when I discussed music, I noted that I wasn’t in chorus.  Unfortunately, I was in Corus.  I underestimated the speed with which digital venues would seize advertising share from Canadian TV networks and overestimated Corus’s bargaining power after its acquisition of Shaw Media.

When viewed individually, Retail Food Group (RFG) accounted for almost all the Fund’s loss this year.  We purchased the Australian restaurant operator in December amidst a hailstorm of controversy surrounding the firm’s relationships with its franchisees.  In our Q417 letter, we remarked that “the stock has recovered some lost ground already.”  That victory dance was premature.  RFG’s shares were walloped when the company reported semi-annual results in early March.  We have rarely witnessed such one-sided media coverage of a company.  RFG has legitimate issues, but its management has done a remarkably bad job in addressing false accusations.  For example, one of the top news programs in Australia, ABC News, recently claimed that RFG’s franchisees are being gouged, citing as evidence that fees from franchisees were up 27% in 2017, while the sales revenue from those franchisees’ outlets was down 8.4%.3  They implied that RFG is collecting more fees from franchisees even though the franchisees’ own sales were slipping sharply.

The 27% growth referenced in the article is the change in RFG’s overall revenue, not “fees from franchisees” as described by ABC News.  RFG’s sales rose 27% in 2017 because the company acquired Hudson Pacific Corporation and formed a new Commercial Food Services division.  The vast majority of Hudson’s customers are independent restaurants, cafes, and other foodservice companies that are outside of the RFG franchise network.  ABC also noted that sales revenue from franchisees were down 8.4%.  This is incorrect and misleading.  The 8.4% decrease reflects the overall revenue that RFG received from its Bakery Cafe, QSR Systems, and Coffee Retail Systems segments.  This includes corporate stores owned by RFG.  Moreover, the decline in these revenues is directly affecting the parent.  As franchisees close stores, RFG receives less revenue from royalties.  The franchisees’ domestic same store sales averaged +0.9% in fiscal 2017.  While this comp isn’t great, it’s a long way from the harrowing declines implied by the slanted media coverage.
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[3]	Robertson, Andrew. “Franchisees hope Senate inquiry will stop them being ripped off by unscrupulous franchisors.” ABC.net.au/news. 29 March 2018. Web. Accessed 2 April 2018.

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The barrage of incendiary press coverage has created a self-fulfilling prophecy where the company is struggling to enlist new franchisees.  In hindsight, as we were contemplating our entry into the stock, we could have better factored in the potential for adverse publicity to weigh on the business model.  We are currently performing additional diligence on this name and will have more to report in our next letter.

In addition to Corus Entertainment and Retail Food Group, the Fund’s third largest detractor in the first quarter was Net 1 UEPS Technologies (ticker: UEPS), a South African payment solutions, transaction processing and financial technology company that we also acquired in December.  The stock has been burdened for several years by the anticipated loss of Net1’s large legacy welfare distribution contract with the South African government.  However, the Constitutional Court of South Africa confirmed the government was unable to take over the distribution of cash payments to welfare recipients by a March 31, 2018, deadline, and it ordered UEPS to continue facilitating these payments for at least six more months.  The pricing for these efforts has not been settled.

Meanwhile, another South African court ordered UEPS to return $27 million in payments it received in 2014.  These payments related to a government request for UEPS to re-register 11 million additional social grant beneficiaries beyond the planned 9.2 million recipients.  According to the company, these additional registrations led to the discovery of a significant number of ghost beneficiaries and duplicate grants and saved the South African government more than 2 billion rand per year for the last five years ($850 million USD at current exchange rates).  UEPS is appealing the verdict.

The South African government is a circus, and UEPS is one of its favorite whipping boys, even though the company has performed its role far better and cheaper than the government ever did.  Sadly, the merits of the situation won’t necessarily drive the outcome.  Fortunately, it is our view that UEPS’ current stock price is fully supported by the firm’s balance sheet and assets outside of South Africa.  Any positive developments for operations inside of that country could drive substantial upside to our estimated intrinsic value.  In February, the firm’s Chairman purchased a significant number of UEPS shares on the open market.

The Fund’s major success of the quarter was the proposed takeover of Primero Mining by First Majestic Silver (ticker: AG) on January 12, 2018.  This announcement sent the price of our convertible notes from the low 60’s to near par value.  As we predicted in our Q317 letter, Wheaton Precious Metals (ticker: WPM) agreed to reduce the streaming burden on Primero’s San Dimas mine in return for establishing a relationship with a stronger partner, First Majestic.  The deal has been approved by Primero’s shareholders and is expected to close later this month after it is cleared by Mexico’s anti-trust agency.

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We are confident that the Fund’s inauspicious start to the year is not related to recent market tremors.  The names we own often march to the beat of their own drum.  In some cases, share price declines cannot be explained by the market or company-specific developments.  The Fund’s largest holding, Baldwin & Lyons (ticker: BWINB), sold off throughout the final weeks of the quarter on no news.  Baldwin ended Q1 trading at 80% of its tangible book value and 11x the average earnings it produced in the five years through 2016.  In contrast, the Russell 2000 is selling for 105x trailing unadjusted earnings.  Baldwin is near its 52-week low because of investors’ recency bias.  The company posted an underwriting loss in 2017 due to trends affecting all commercial auto insurers.  We believe adverse developments peaked last year and Baldwin will deliver improved results going forward.  If we are wrong, then we own a firm likely trading at a discount to its theoretical liquidation value.  We’ll make friends in low places like Baldwin all day long.

In March 2016, the Intrepid Endurance Fund was profiled in an article in The Wall Street Journal that described how mutual funds have held progressively less cash over time.4  The author described portfolio managers of high cash funds like ours as being “rarer than white rhinos.”  On March 20, 2018, the world’s last male northern white rhino died in Kenya at the age of 45.5  Gulp.  While it was nice to be compared to the rare, impressively hulking, and powerful horned animal from Africa, even in the context of recent underperformance, we think many of Intrepid’s investing habits are more aptly related to another creature—the Periplaneta Americana—also known as the mighty cockroach.  Nimble.  Check.  Opportunistic feeder.  Check.  Repulsive to many.  Check.  Indestructible.  We’d like to think so!

Thank you for your investment.

Sincerely,

Jayme Wiggins, CFA
Chief Investment Officer
Intrepid Endurance Fund Portfolio Manager

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[4]	Zweig, Jason. “Cash is Now a Sin.” The Wall Street Journal. 11 March 2016.
[5]	Nuwer, Rachel. “Sudan, the Last Male Northern White Rhino, Dies in Kenya.” The New York Times. 20 March 2018.

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Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible.  The Fund is subject to special risks including volatility due to investments in smaller companies, which involve additional risks such as limited liquidity and greater volatility.  The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.  The risks of owning ETFs generally reflect the risks of owning the underlying securities they are designed to track.  ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly.

Prior to June 26, 2015, the Fund was named the Intrepid Small Cap Fund.

The Morningstar Small Cap Index tracks the performance of U.S. small-cap stocks that fall between 90th and 97th percentile in market capitalization of the investable universe. The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization.  The S&P SmallCap 600 measures the small-cap segment of the U.S. equity market.  You cannot invest directly in an index.

The South African Rand is the currency of South Africa.  Tangible Book Value is the total net asset value of a company (book value) minus intangible assets and goodwill.  Trailing Unadjusted Earnings (Trailing Price-to-Earnings) is calculated by taking the current stock price and dividing it by the trailing earnings per share for the past 12 months.  FANGs refer to Facebook, Amazon, Netflix, Google.  Correlation is the extent to which the values of different types of investments move in tandem with one another in response to changing economic and market conditions.

As of 3/31/2018, 1.00 ZAR = 0.084364 USD

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

The Intrepid Capital Funds are distributed by Quasar Distributors, LLC.

Intrepid Income Fund

April 2, 2018

Jason Lazarus,
Income Fund Portfolio Manager

Dear Fellow Shareholders,

Two-thousand eighteen started off with a bang.  The broader equity markets continued to march higher through most of January with even more momentum than experienced in 2017.  January was shaping up to be one of the best months for the equity markets in years before giving back some of the gains in the last few sessions of the month.  Even so, the monthly performance was stellar.

Cryptocurrency investors, on the other hand, were not enjoying themselves nearly as much.  In our fourth quarter commentary we jokingly remarked that the cryptocurrency euphoria was resembling the meteoric rise of the tech stocks at the end of 1999.  The crypto party seems to have suffered a fate similar to the tech bubble.  After crossing $18k in December, Bitcoin declined nearly 70% in the next two months.  Other less recognized cryptocurrencies, or “alt-coins” fell even more.  Perhaps the crypto market has become a forward indicator.  In early February, U.S. stock markets experienced the first meaningful declines in two years.  The S&P 500 was down more than 1% for the first time in 94 trading sessions.  In 2017, the S&P 500 closed up or down more than 1% on just seven occasions.  This occurred 23 times in the first quarter of 2018.  The Dow and the S&P 500 gave back all of January’s gains and more, ending the quarter in the red, while the Nasdaq managed to remain positive.

Fixed income generally had a tough quarter as well.  The Fed hiked its benchmark rate another 25 basis points in March to 1.75%.  The 10-year Treasury yield rose from 2.41% to nearly 3% before settling at 2.74% on March 31, 2018, negatively impacting longer-duration bonds.  Investment grade corporates suffered further blows as credit spreads rose from 90 basis points, the lowest level seen in a decade, to 117 basis points on March 31, as measured by the ICE BofAML US Corporate Index (the “Corporate Index”).  The post-credit crisis average spread is 154 basis points.

More germane to our focus on the high-yield market, Tesla’s bonds sank after a smattering of bad news.  We discussed the firm’s high-yield issuance in our Q317 letter, noting how investors gobbled up the $1.8 billion issue at the lowest yield ever for the rating and maturity.  Since then, the company reduced its output projections for the all-important Model 3.  If that weren’t enough, a fatal crash occurred near the end of March involving the famed Autopilot feature.  Moody’s downgraded the issue to Caa1 from B3 shortly thereafter.  Tesla is highly reliant on the capital markets to fund its massive cash burn, and the 200 basis point increase in the firm’s unsecured funding rate is going to sting when it needs to tap the markets.

Elsewhere in junk bond land, I was saddened when the news broke that Toys “R” Us would be liquidated.  I’m sure I am not alone when I say that I remember the place to

Intrepid Income Fund

be magical and would beg my parents to bring me.  I also share a last name with the founder, Charles Lazarus (no relation), who sadly passed away just days after the liquidation was announced.  Toys “R” Us...we will miss you.

Despite these headline stories, the high-yield market seemed relatively unfazed by the gyrations of the equity markets.  We have seen little change in the spreads of businesses we seek to lend to, although absolute yields have ticked up.  The ICE BofAML High Yield Index (the “HY Index”) declined 0.91% in the quarter ended March 31, 2018.  The shorter-duration ICE BofAML 1-5 year B-BB Cash Pay High Yield Index (the “1-5 year B-BB Index”) gained 0.14%.  Longer-duration investment grade securities felt the impact of higher government bond yields to a greater degree.  The Bloomberg Barclays US Aggregate Index (the “Barclays Aggregate Index”) lost 1.46% in the quarter.  Spread widening combined with higher Treasury yields resulted in a 2.20% loss for the Corporate Index.  The Intrepid Income Fund (the “Fund”) declined 0.31% in the quarter ended March 31, 2018.

Our performance in the first six months of the Fund’s fiscal year was also favorable relative to the indexes.  The Income Fund returned 0.69% in the six month period ended March 31, 2018, compared to a 0.51% loss for the HY Index and a 0.44% gain for the 1-5 year BB-B Index.  Investment grade bonds recorded negative results for the period, but to a lesser extent than the first quarter of 2018.  The Barclays Aggregate Index dropped 1.08%, and the Corporate Index lost 1.10%.

While we welcomed the return of volatility in the equity and debt markets, our performance in the first quarter of 2018 left us with mixed emotions.  We are quite happy with how our fixed income holdings performed in an environment where safe-haven government bond yields rose sharply.  All but a few of our corporate bond holdings produced positive returns and outperformed the indexes in the quarter.  Additionally, our Primero Mining convertible bonds jumped approximately 50% after the company announced fellow junior miner First Majestic (ticker: AG) would buy the company and retire the bonds at par.  The deal is still pending and is expected to close later this month.  Primero was the Income Fund’s largest contributor in the first quarter of 2018 and in the first half of the Fund’s fiscal year.  Regis’s 5.5% notes due 12/02/2019 were the Fund’s second largest contributor in both periods.

On the other side of the coin, our small allocation to equity securities more than offset the positive performance of our fixed income holdings.  At the end of 2017, the Income Fund held three equity securities – Baldwin & Lyons (ticker: BWINB), Corus Entertainment (ticker: CJR/B CN), and Retail Food Group (ticker: RFG AU), each accounting for roughly 1% of the Fund’s assets.

Corus hit us first with its earnings release in early January.  Despite management’s implicit reiteration of guidance at a conference in November, advertising revenues sank 4% in the quarter ended November 30, 2017.  Management has been consistently over-promising and under-delivering since the acquisition of Shaw

Intrepid Income Fund

Media.  We had been giving them the benefit of the doubt due to Corus’s strong position in women’s and children’s television networks.  We were operating under the assumption that consistently strong ratings would eventually lead to advertising revenue stabilization.  However, the earnings report was the last straw.  Our patience has worn thin.  While Corus still trades at what appears to be a ridiculously low multiple of forward operating income at 7x, even a multiple this low might not be justified if advertising revenue cannot be stabilized.  We decided to exit our position immediately after the earnings report.  The share price started drifting lower last fall, which made Corus a meaningful detractor in the first quarter of 2018 and in the first six months of the Fund’s fiscal year.

Our loss on Corus pales in comparison to the largest detractor of the quarter and first half of the fiscal year.  The Fund would have posted a positive return in the quarter if it weren’t for our ownership of Retail Food Group (“RFG”).  The position was discussed in our last letter under different circumstances.  We purchased the shares near the end of the fourth quarter after the stock was hammered as a result of several negative media reports on RFG’s treatment of its franchisees.  The allegations were overly sensationalistic, in our opinion.  We got lucky and timed our purchases almost perfectly (or so we thought).  RFG’s shares rocketed higher in the final days of 2017 and contributed nicely to the Fund’s performance.  Unfortunately, we celebrated a bit too soon.  The stock was obliterated in March after releasing semi-annual results.  The media coverage has been heavily one-sided, and in some cases the allegations are verifiably false.  Management has yet to address the accusations in a meaningful way, which has started to impact the business model by making it more difficult to sell new franchises.  The Fund’s strategy with regard to equity holdings has been to significantly limit the position size, typically to a fraction of our target corporate bond weights.  This approach softened the blow.  The Fund’s weight in RFG is now quite small.  The team is completing additional due diligence on the company, and we plan to report our findings to you next quarter.

The Income Fund had four large corporate bond positions that were called or matured in the first quarter.  We also rebalanced several positions and exited our long-held stake in Corus Entertainment common stock, as discussed.  The proceeds were partially redeployed into short-term paper of investment-grade issuers that we believe offer attractive yields in excess of government securities.  Additionally, we participated in the refinancing of American Outdoor Brands’ 5.000% notes that were due to mature on July 15, 2018.  The new notes pay a 5% coupon and mature on August 28, 2020.  The terms of the new notes are virtually identical to the old.

The Fund initiated a position in the convertible bonds of Dorel Industries (ticker: DII/B CN) in late 2017.  Dorel is a manufacturer of consumer goods that owns several highly-recognizable brand names.  In its childrens product line, Dorel sells car seats, strollers, swings, and safety products under the Cosco, Safety 1st and Maxi-Cosi brand names, among others.  Dorel Sports is one of the world’s largest

Intrepid Income Fund

manufacturers of bicycles.  The firm owns the Schwinn, Mongoose, GT, and Cannondale brand names.  The third leg of the stool is the home products business, which makes ready-to-assemble furniture, baby cribs, futons, step stools and ladders.

Dorel’s kids and bicycle businesses have struggled over the last few years, but we believe signs of stabilization are emerging.  Despite the sub-par operating performance, the firm has maintained a relatively conservative capital structure.  Dorel’s cash flows can be lumpy due to timing of working capital needs, but the firm has a long history of generating positive cash flow even in recessionary conditions.  We expect free cash flow will be used to pay down debt.  In addition, we believe the founding family members’ significant economic stakes in Dorel, and possibility of their retirement in the next few years, provide further credit support.  Management is highly incentivized to avoid taking inordinate risks.  The convertible notes are yielding 5.5% and must be redeemed by May 31, 2019.  We believe the credit is attractive even ignoring the convertible option.

Portfolio activity was otherwise subdued, although the recent market volatility has provided us with some interesting ideas that we hope to report to you in future letters.  We are diligently searching for attractive opportunities to take credit risk while limiting the Fund’s duration, which as of March 31st was just over one year.

Thank you for your investment.

Sincerely,

Jason Lazarus, CFA
Intrepid Income Fund Portfolio Manager

All investments involve risk.  Principal loss is possible.  Investments in debt securities typically decrease in value when interest rates rise.  The risk is generally greater for longer term debt securities.  Investments by the Fund in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities.  The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.

Mutual funds, ETNs, hedge funds, equities, bonds, and other asset classes have different risk profiles, which should be considered when investing.

The Dow Jones Industrial Average (DJIA) is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange.  The Nasdaq Stock Market is the world’s oldest and largest electronic stock market and is now a national securities exchange and an independent self-regulatory organization (SRO).  The S&P 500 Index is a broad-based, unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The ICE BofAML US High Yield Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market.  Qualifying securities must have a below investment grade rating (based on an average of

Intrepid Income Fund

Moody’s, S&P and Fitch), at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $250 million.  Bloomberg Barclays Capital U.S. Aggregate Bond Index is an index representing about 8,200 fixed income securities. To be included in the index, bonds must be rated investment grade by Moody’s and S&P.  ICE BofAML U.S. Corporate Index is an unmanaged index of U.S. dollar denominated investment grade corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining term to final maturity.  The ICE BofAML 1-5 Year BB-B Cash Pay High Yield Index is a subset of the ICE BofAML US Cash Pay High Yield Index including all securities with a remaining term to final maturity less than 5 years and rated BB1 through B3, inclusive. You cannot invest directly in an index.

Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as Standard & Poor’s, Moody’s and Fitch.  These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion.  Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade.

Yield is the income return on an investment.  It refers to the interest or dividends received from a security and is usually expressed annually as a percentage based on the investment’s cost, its current market value or its face value.  Investment Grade (IG) is a bond with credit rating of BBB or higher by Standard & Poor’s or Baa3 or higher by Moody’s. Safe-haven is an investment that is expected to retain its value or even increase in value in times of market turbulence. Cryptocurrencies are digital assets designed to work as a medium of exchange using cryptography to secure the transactions and to control the creation of additional units of the currency. Cash Flow measures the cash generating capability of a company by adding non-cash charges and interest to pretax income.  Free Cash Flow measures the cash generating capability of a company by subtracting capital expenditures from cash flow from operations. Basis Point is a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.  Yield is the income return on an investment. It refers to the interest or dividends received from a security and is usually expressed annually as a percentage based on the investment’s cost, its current market value or its face value.  Yield Spread is the difference between yields on differing debt instruments of varying maturities, credit ratings and risk, calculated by deducting the yield of one instrument from another.  Junk Bonds are bonds referring to high-yield or noninvestment-grade bonds.  They are fixed-income instruments that carry a credit rating of BB or lower by Standard & Poor’s,  or Ba or below by Moody’s. Duration is an approximate measure of the price sensitivity of a fixed-income investment to a change in interest rates, expressed as a number of years.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

The Intrepid Capital Funds are distributed by Quasar Distributors, LLC.

Intrepid Disciplined Value Fund

April 2, 2018

“Risk is what’s left over when you think you’ve thought of everything.”

– Carl Richards

Mark F. Travis, President/C.E.O.

Dear Fellow Shareholders,

The last quarter of 2017 and the first quarter of 2018 showed the side effects of a long, smooth bull market and a generous dose of investor greed and complacency.  Cryptocurrencies were ground zero – the price of Bitcoin soared from $1,000 at the beginning of the year to near $20,000 at the peak, and small companies with little or no connection to crypto could add “Blockchain” to their name and see their share price triple overnight.  The investor mania is perhaps less extreme or visible outside the crypto world, but still indicative of why we at Intrepid Capital think caution is in order.

The new year started with a roar – equity indices such as the S&P 500 Index were up 5% or better in the first three weeks of January.  That all started to change with both a sharp increase in rates on the 10-Year Treasury Note, along with a better employment number than the market expected (yes, apparently good news was bad news in this case).  Poof!  Quicker than you can say “abracadabra,” money in strategies devoted to selling volatility went to Never-Never Land.  This wealth destruction occurred literally overnight in several exchange-traded note (ETN) products.  The many speculators – and that is what they were, because merely hoping volatility stays low does not make one an investor – in these strategies, who had been patting themselves on the back for their phenomenal performance, had to learn the hard way that “easy” money is never really as easy as it seems.

As Paul Harvey used to say on his radio program, “And now for the rest of the story.”  The tough part is we don’t know the rest of the story yet.  Clients ask us all the time what we think the markets will do, but as the Danish proverb goes, “It is difficult to make predictions, especially about the future.”  If we had a crystal ball, we’d probably have more money to manage than we knew what to do with.

What we do know is that U.S. asset prices continue to be historically high by most measures.  Some, such as the cyclically adjusted P/E (CAPE) and unadjusted median P/E, are still at levels similar to the 2000 and 2007 peaks even after the minor market losses in February and March.  Greatly inflated prices by no means guarantee an immediate market crash, but they are highly correlated with disappointing results for investors over the next 5-10 years.  This principle is as true for rental houses and shopping centers as it is for stocks – low purchase prices generally result in high returns, and high purchase prices generally result in low returns.

Beyond the normal economic forces typical of an aging expansion, the market must contend with monetary policy as a headwind going forward as well.  Not only is the

Intrepid Disciplined Value Fund

Federal Reserve steadily hiking rates now, with two more increases telegraphed for this year and three expected in 2019, but it also began slowly unwinding its balance sheet last November, the effects of which are just beginning to be felt in the Treasury market.

Since late 2014, the Fed has maintained a stable $2.5 trillion balance of Treasuries and $1.8 trillion of mortgage-backed securities acquired over the preceding five years of Quantitative Easing (QE).  The graph to the right shows the percentage change in both from November, when the Fed became a net seller, through the end of March.  So far, $69 billion of securities have matured without being reinvested.  The Fed has signaled its intent to accelerate the wind-down over the coming year.  Our contention is this:  If QE was explicitly designed to support asset prices, what does that imply now that we’re beginning “normalization,” or Quantitative Tightening?  Stay tuned.

We think the cyclical shift into ETFs and indexes since the financial crisis is likely to end in a trail of tears.  We will likely not be fully immune to a major market downturn, but rest assured that your team at Intrepid has done our best to construct portfolios of “all-weather tires” that can ride out the ups and downs of the market.  In the face of potential macro headwinds – inflation, interest rates, Fed tightening, trade war fears, high valuations – we continue our search for high-quality, temporarily mispriced businesses, wherever our analyst team can find them around the globe.

Speaking of global investments, the Intrepid Disciplined Value Fund (the “Fund”) has the flexibility to have 25% of its investments outside of the United States, which has proven advantageous as valuations in many parts of the world don’t look as painfully expensive as those in the U.S.  The largest contributor to the Fund for the quarter and fiscal half (the Fund’s fiscal year ends September 30) ending March 31, 2018 was Royal Mail (ticker: RMG LN), the recently privatized mail service in the United Kingdom.  Royal Mail’s share price has been pressured for most of the past year by uncertainty around negotiations with its labor union.  In late January, the stock rebounded more than 20% after the company announced favorable agreements with the union on its pension plan and several other important items.

Other top contributors for the six-month period include Teradata (ticker: TDC), Tapestry (ticker: TPR), Northern Trust (ticker: NTRS), and Apple (ticker: AAPL).

Intrepid Disciplined Value Fund

The same companies were top contributors for the first quarter, with the exception of Western Digital (ticker: WDC) in place of Apple.

The largest detractor for both the three- and six-month periods was Canadian media company Corus Entertainment (ticker: CJR/B CN), which has been struggling to grow its advertising revenue despite a merger with Shaw Media last year that made it the largest TV network owner in Canada.  After a string of disappointing quarterly results that undermined our confidence in management’s promises of growth, we exited our position in the first quarter.  For more context, I recommend reading the last several Endurance Fund commentaries, which lay out our thesis and follow the evolution our thinking on the company.  The other top detractors to the Fund for the half were Net 1 UEPS Technologies (ticker: UEPS), Oaktree Capital Group (ticker: OAK), Patterson-UTI Energy (ticker: PTEN), and (Dundee (ticker: DC/A CN).

For the fiscal six-month period ending March 31, 2018, the Fund decreased 1.70%, compared to an increase of 5.84% in the S&P 500 Index.  Excluding Corus, the Fund’s performance would have been nearly 3% higher.  In the first quarter of 2018 the Fund declined 3.45%, with the majority of the loss again contributed by Corus, compared to a 0.76% loss in the S&P 500.  The Fund ended the period with 34.7% in cash.

While the results for the most recent period were disappointing to us and likely to you as shareholders, I would point out that the short-term underperformance was, in our view, due largely to unfortunate timing of company-specific issues in one or two holdings, rather than exposure to the broad market corrections we saw in February and March.  We will continue to search for solid companies that we believe are undervalued, with the goal of protecting your hard-earned capital and increasing your investment portfolio.

Thank you for your continued support.

Best regards,

Mark Travis
President
Intrepid Disciplined Value Fund Portfolio Manager

All investments involve risk.  Principal loss is possible.  The Fund is subject to special risks including volatility due to investments in smaller and medium sized companies, which involve additional risks such as limited liquidity and greater volatility.  The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.

Mutual funds, ETNs, hedge funds, equities, bonds, and other asset classes have different risk profiles, which should be considered when investing.

Prior to April 1, 2013, the Fund was named the Intrepid All Cap Fund.

Intrepid Disciplined Value Fund

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  The Russell 3000 Index consists of the 3,000 largest companies in the U.S. as measured by total market capitalization.  MBS (Mortgage-Backed Securities) are securities that represent an interest in a pool of mortgage loans. You cannot invest directly in an index.

Cryptocurrencies are digital assets designed to work as a medium of exchange using cryptography to secure the transactions and to control the creation of additional units of the currency.  Cyclically Adjusted Price-to-Earnings (PE) Ratio or “CAPE” is a valuation measure equally applied to the US S&P 500 equity market.  It calculated as price divided by the average of ten years of earnings, adjusted for inflation.  P/E Ratio is the measure of the share price relative to the annual net income earned per share outstanding.  The Median P/E is the one for which exactly half of all the stocks have higher ratios and half have lower ratios.  It allows investors to quickly gauge the valuation of a company based on its current reported earnings.

Opinions  expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

The Intrepid Capital Funds are distributed by Quasar Distributors, LLC.

Intrepid International Fund

April 2, 2018

“Lucy! You got some ‘splainin to do!”

– Quote incorrectly attributed to Ricky Ricardo,
I Love Lucy6

Ben Franklin,
International Fund
Portfolio Manager

Dear Fellow Shareholders,

The volatility monster, which has been hiding for years, popped its head out this quarter to see what’s going on in the world.  For now, he is only slowly being awakened.  He was tickled awake by potential inflation, as well as increased interest rates.  While the monster did not cause widespread panic, his awakening was enough to send markets into negative territory for the quarter.  It didn’t start this way, however.  January was full of ebullience, with the MSCI EAFE Index (the “Index”) climbing 5%.  Since the end of January, the Index fell by 6.4%, resulting in performance for the quarter declining by 1.53%.

This is the kind of environment we expect to do well in, but we were unsuccessful during the quarter.  The Intrepid International Fund (the “Fund”) declined 4.15% during the quarter, which is more than the Index.  As the quote at the top describes, we’ve got some “‘splainin to do.”  First, we believe one quarter is far too short of a period for evaluation.  We believe this is the most important item to understand—a long-term perspective is imperative.  Second, the inferior performance was dominated by a few positions that fell precipitously in the quarter.  These three positions dragged the Fund down by nearly 6%; otherwise, our performance would have been positive for the quarter.  To summarize our thinking, we do not believe the business values of these companies fell anywhere near the rate of their stock prices.  In many cases, we have added to our positions and feel the portfolio is well-positioned.

We usually start with the good news – the contributors.  Due to the underperformance during the period, we’ll begin by ripping off the band-aid.  Our three largest detractors in the quarter were Retail Food Group (ticker: RFG AU), Corus Entertainment (ticker: CJR/B CN), and Dundee Corp (ticker: DC/A CN).  The Fund’s largest contributors were Primero Mining’s 5.75% Convertible Notes (CUSIP: 74164WAB2), LifeHealthcare Group (ticker: LHC AU), and Royal Mail PLC (ticker: RMG LN).

Retail Food Group was purchased in the fourth quarter of 2017 and went on to be a top contributor for that period.  This quarter, the holding was responsible for almost 3% of the Fund’s decline.  The company, which is in the fairly simple business of franchising small restaurants, has come under significant pressure regarding the way
_________________

[6]
This quote is known as a false memory—a recollection of an event that did not actually occur.  Many people, myself included, falsely remember this quote.  In fact, the quote was incorrectly used in the movie Fools Rush In.  Another interesting false memory from Star Wars: “Luke, I am your father.”

Intrepid International Fund

they treat their franchisees.  Some of the media attention is likely warranted; however, so far it has been only one-sided, with no defense from management in the public eye.  This has created a self-fulling prophecy with the shares trading down significantly and consistently.  We believe there is more value in the company than the market is giving it credit for.  For example, the company has spent more than AUD $450 million on acquisitions since 2007, yet the entire enterprise can be purchased today for nearly AUD $400 million.  These acquisitions cause some complexity in the reported financials, which we continue to diligently evaluate.  We look forward to updating our investors on the progression of our thinking regarding this investment.

Corus has been struggling with advertising revenues as consumers continue to make the shift to digital.  While this phenomenon is having an adverse impact on the company and will likely continue, the company has control of the majority of the ratings for both women and children in Canada.  We believe this will allow Corus to survive the shift, albeit at lower profitability.  Additionally, the company’s trailing 12-month free cash flow yield is over 20%, and the company’s dividend yield is 16%.  This cash generation helps compensate us throughout the shift.

The Dundee common shares were a detractor once again.  The holding company has tangible net assets worth over CAD $9 per share, which includes public securities they could easily liquidate.  Nevertheless, the shares trade below CAD $2 per share.  There are two reasons for this.  The first is that the company is burning cash.  Many of their holdings are not producing cash flow currently, leading to a drain on the net asset value.  The second is that the company is controlled by the Goodman family.  Without the ability for any outside shareholder to potentially control the company, existing shareholders are left with an asset that has been declining in value.  The Goodman family, which collectively has a 20% economic interest, has felt the pain as the market value has plummeted over 80% since 2014.  This decline of over $600 million in market value means their 20% economic interest has fallen by over $100 million – Ouch!  The upside is that they should be highly incentivized to right the ship.  Recently, David Goodman stepped down, and his brother Jonathan is now pulling the strings.  He is completing a full review of all their holdings, and we eagerly await his assessment.  Despite the Goodmans’ 20% economic interest, they have full voting control.  If this were not the case, we would expect plenty of potential buyers of the firm to step up and potentially plug the holes.  If we change our minds and think Jonathan is not up to the task, our only option will be to vote with our feet.

Now for the top contributors.  In January, Primero Mining announced that First Majestic Silver Corp (ticker: AG) would be taking over the company.  The announcement meant that our convertible notes would, in all likelihood, be paid off at par.  The notes were priced in the 60s, leading to a significant gain in the period to near par.  The takeover should occur shortly, and we expect to be paid off in full when it closes.

Intrepid International Fund

LifeHealthcare Group announced in February that a private equity firm, Pacific Equity Partners, had entered a scheme to purchase the company for a 46% premium to the closing price the day before the announcement.  LifeHealthcare remains in the portfolio until its likely takeout date in May.

Prior to the first quarter, the share price of Royal Mail had been weighed down by pension negotiations with their union.  On January 26th, the company announced that they had agreed with the union on several items, including the pension.  The outcome was positive for shareholders, helping send the shares up during the period.

The few holdings that are dragging down performance are masking some of the above mentioned positive developments.  In February, we reviewed the number of holdings we have owned since the inception of the Fund that have been bought out by another firm.  We were surprised to see that one-quarter of all holdings had been taken out.  The average premium over our weighted average cost was 60%.  Some of these investments took time to work out and were negative contributors to performance at one time.  During the time these holdings were negative contributors, we looked like fools for holding them.  We feel the same way about many of our holdings negatively contributing to performance today – we look like fools for now, but we also see the opportunity.  This industry requires patience, and, at times like this, more than average.  However, we are thankful that Mr. Market has offered to sell shares at these low prices.  In the meantime, we will continue with our stoicism and thank our investors for theirs.

Thank you for your investment,

Sincerely,

Ben Franklin, CFA
Intrepid International Fund Portfolio Manager

Mutual fund investing involves risk.  Principal loss is possible.  The Fund is subject to special risks including volatility due to investments in smaller companies, which involve additional risks such as limited liquidity and greater volatility.  The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.  The risks of owning ETFs generally reflect the risks of owning the underlying securities they are designed to track.  ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly.

The MSCI EAFE Net Index is recognized as the pre-eminent benchmark in the United States to measure international equity performance.  The MSCI EAFE Hedged Index represents a close estimation of the performance that can be achieved by hedging the currency exposures of its parent index, the MSCI EAFE Index, to the USD, the “home” currency for the hedged index. The index is 100% hedged to the USD by selling each foreign currency forward at the one-month Forward weight.  You cannot invest directly in an index.

Intrepid International Fund

Yield is the income return on an investment.  It refers to the interest or dividends received from a security and is usually expressed annually as a percentage based on the investment’s cost, its current market value or its face value.  Dividend Yield is calculated by dividing the dollar value of dividends paid in a given year per share of stock held by the dollar value of one share of stock.  Free Cash Flow Yield is calculated by taking the free cash flow per share dividend by the share price.  Free Cash Flow measures the cash generating capability of a company by subtracting capital expenditures from cash flow from operations.

As of 3/31/18, 1 USD = 1.290111 AUD.
As of 3/31/18, 1 USD = 1.2904 CAD.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

Diversification does not guarantee a profit or protect from loss in a declining market.

The Intrepid Capital Funds are distributed by Quasar Distributors, LLC.

Intrepid Select Fund

April 2, 2018

Jayme Wiggins, CIO
Select Fund
Portfolio Manager

Dear Fellow Shareholders,

Our first quarter performance was poor.  The Intrepid Select Fund (the “Fund”) declined 3.90% in the three months ending March 31, 2018.  The Russell 2000, Morningstar Small Cap Total Return, and S&P MidCap 400 indexes returned -0.08%, -1.58%, and -0.77%, respectively, for the same time period.  Our first quarter decline was disappointing and is primarily attributable to disappointing results for two holdings, Retail Food Group (ticker: RFG AU) and Corus Entertainment (ticker: CJR/B CN), which were partly offset by great news for a third holding, Primero Mining (CUSIP 74164WAB2).  The Fund had 13.7% of its assets in cash as of March 31, 2018, which was near the lows for our cash over the quarter.  Cash was above our 10% target as we reduced certain positions and did not have suitable opportunities to reinvest the capital.

We discussed Corus in our last letter to you.  In January, the company released results for its fiscal first quarter.  Corus’ television advertising revenues are falling along with its Canadian peers.  Since the company acquires most of its content from U.S. media companies, we think Corus will have a tougher time navigating a future transition to a direct relationship with consumers.  We sold our position immediately after the report.  I underestimated the speed with which digital venues would seize advertising share from Canadian TV networks and overestimated Corus’ bargaining power after its acquisition of Shaw Media.

When viewed individually, Retail Food Group (RFG) accounted for almost all the Fund’s loss this year.  We purchased the Australian restaurant operator in December amidst a hailstorm of controversy surrounding the firm’s relationships with its franchisees.  In our Q417 letter, we remarked that “the stock has recovered some lost ground already.”  That victory dance was premature.  RFG’s shares were walloped when the company reported semi-annual results in early March.  We have rarely witnessed such one-sided media coverage of a company.  RFG has legitimate issues, but its management has done a remarkably bad job in addressing false accusations.  For example, one of the top news programs in Australia, ABC News, recently claimed that RFG’s franchisees are being gouged, citing as evidence that fees from franchisees were up 27% in 2017, while the sales revenue from those franchisees’ outlets was down 8.4%.7  They implied that RFG is collecting more fees from franchisees even though the franchisees’ own sales were slipping sharply.
________________

[7]	Robertson, Andrew. “Franchisees hope Senate inquiry will stop them being ripped off by unscrupulous franchisors.” ABC.net.au/news. 29 March 2018. Web. Accessed 2 April 2018.

Intrepid Select Fund

The 27% growth referenced in the article is the change in RFG’s overall revenue, not “fees from franchisees” as described by ABC News.  RFG’s sales rose 27% in 2017 because the company acquired Hudson Pacific Corporation and formed a new Commercial Food Services division.  The vast majority of Hudson’s customers are independent restaurants, cafes, and other foodservice companies that are outside of the RFG franchise network.  ABC also noted that sales revenue from franchisees were down 8.4%.  This is incorrect and misleading.  The 8.4% decrease reflects the overall revenue that RFG received from its Bakery Cafe, QSR Systems, and Coffee Retail Systems segments.  This includes corporate stores owned by RFG.  Moreover, the decline in these revenues is directly affecting the parent.  As franchisees close stores, RFG receives less revenue from royalties.  The franchisees’ domestic same store sales averaged +0.9% in fiscal 2017.  While this comp isn’t great, it’s a long way from the harrowing declines implied by the slanted media coverage.

The barrage of incendiary press coverage has created a self-fulfilling prophecy where the company is struggling to enlist new franchisees.  In hindsight, as we were contemplating our entry into the stock, we could have better factored in the potential for adverse publicity to weigh on the business model.  We are currently performing additional diligence on this name and will have more to report in our next letter.

In addition to Corus Entertainment and Retail Food Group, the Fund’s third largest detractor in the first quarter was Net 1 UEPS Technologies (ticker: UEPS), a South African payment solutions, transaction processing and financial technology company that we also acquired in December.  The stock has been burdened for several years by the anticipated loss of Net1’s large legacy welfare distribution contract with the South African government.  However, the Constitutional Court of South Africa confirmed the government was unable to take over the distribution of cash payments to welfare recipients by a March 31, 2018, deadline, and it ordered UEPS to continue facilitating these payments for at least six more months.  The pricing for these efforts has not been settled.

Meanwhile, another South African court ordered UEPS to return $27 million in payments it received in 2014.  These payments related to a government request for UEPS to re-register 11 million additional social grant beneficiaries beyond the planned 9.2 million recipients.  According to the company, these additional registrations led to the discovery of a significant number of ghost beneficiaries and duplicate grants and saved the South African government more than 2 billion rand per year for the last five years ($850 million USD at current exchange rates).  UEPS is appealing the verdict.

The South African government is a circus, and UEPS is one of its favorite whipping boys, even though the company has performed its role far better and cheaper than the government ever did.  Sadly, the merits of the situation won’t necessarily drive the

Intrepid Select Fund

outcome.  Fortunately, it is our view that UEPS’ current stock price is fully supported by the firm’s balance sheet and assets outside of South Africa.  Any positive developments for operations inside of that country could drive substantial upside to our estimated intrinsic value.  In February, the firm’s Chairman purchased a significant number of UEPS shares on the open market.

The Fund’s major success of the quarter was the proposed takeover of Primero Mining by First Majestic Silver (ticker: AG) on January 12, 2018.  This announcement sent the price of our convertible notes from the low 60’s to near par value.  As we predicted in our Q317 letter, Wheaton Precious Metals (ticker: WPM) agreed to reduce the streaming burden on Primero’s San Dimas mine in return for establishing a relationship with a stronger partner, First Majestic.  The deal has been approved by Primero’s shareholders and is expected to close later this month after it is cleared by Mexico’s anti-trust agency.

The next two largest positive contributors to the Select Fund’s performance were Western Digital (ticker: WDC) and Syntel (ticker: SYNT).  Western Digital reported good results in January and continues to trade at undemanding multiples.  The stock’s performance remains tied to perceptions surrounding NAND flash memory pricing.  Syntel’s fourth quarter results exceeded management’s guidance by a wide margin.  For the first time in seven quarters, the firm’s revenue grew year-over-year.  The company was able to improve performance despite an ongoing reduction in business from American Express, which was previously Syntel’s largest customer relationship.

The Fund purchased one new position during the first quarter: WPP plc (ticker: WPP LN).  WPP is the world’s largest advertising agency.  The firm is comprised of over 160 different subsidiaries including storied names like Young & Rubicam and Ogilvy & Mather that perform a variety of services ranging from creative advertising, media buying (negotiating price and placement of advertisements), market research panels, and public relations.  WPP’s stock fell 40% from last year’s high, as investors have grown concerned by the company’s slowing sales and fears of ad agency disintermediation from digital players like Google and Facebook.  In 2017, WPP was impacted by reductions in ad spending from major consumer packaged goods companies and account losses from AT&T and Volkswagen.  In our view, WPP and its agency peers will remain important members of the advertising industry value chain and should be able to grow modestly.  We acquired the shares at a high single-digit multiple to estimated free cash flow.

Intrepid Select Fund

We are confident that the Fund’s inauspicious start to the year is not related to recent market tremors.  The names we own often march to the beat of their own drum.  In some cases, share price declines cannot be explained by the market or even by company-specific developments.  The Fund’s largest holding, Baldwin & Lyons (ticker: BWINB), sold off throughout the final weeks of the quarter on no news.  Baldwin ended Q1 trading at 80% of its tangible book value and 11x the average earnings it produced in the five years through 2016.  In contrast, the Russell 2000 is selling for 105x trailing unadjusted earnings.  Baldwin is near its 52-week low because of investors’ recency bias.  The company posted an underwriting loss in 2017 due to trends affecting all commercial auto insurers.  We believe adverse developments peaked last year and Baldwin will deliver improved results going forward.  If we are wrong, then we own a firm likely trading at a discount to its theoretical liquidation value.

Thank you for your investment.

Sincerely,

Jayme Wiggins, CFA
Chief Investment Officer
Intrepid Select Fund Portfolio Manager

Intrepid Select Fund

Mutual fund investing involves risk. Principal loss is possible.  The Fund is subject to special risks including volatility due to investments in smaller and medium companies, which involve additional risks such as limited liquidity and greater volatility.  The Fund is considered non-diversified as a result of limiting its holdings to a relatively small number of positions and may be more exposed to individual stock volatility than a diversified fund.  The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.  There can be no assurance that a newly organized Fund will grow to or maintain an economically viable size.

The Morningstar Small Cap Index tracks the performance of U.S. small-cap stocks that fall between 90th and 97th percentile in market capitalization of the investable universe.  The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization.  The S&P MidCap 400 Index seeks to track the performance of mid-cap U.S. equities, representing more than 7% of available U.S. market cap.  You cannot invest directly in an index.

Free Cash Flow measures the cash generating capability of a company by subtracting capital expenditures from cash flow from operations.  The South African Rand is the currency of South Africa. Tangible Book Value is the total net asset value of a company (book value) minus intangible assets and goodwill.  Trailing Unadjusted Earnings (Trailing Price-to-Earnings) is calculated by taking the current stock price and dividing it by the trailing earnings per share for the past 12 months. GBP refers to the British Pound which is the currency of United Kingdom.

As of 3/31/2018, 1.00 ZAR = 0.084364 USD
As of 3/31/2018, 1.00 GBP = 1.4176 USD

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

The Intrepid Capital Funds are distributed by Quasar Distributors, LLC.

Intrepid Funds

EXPENSE EXAMPLE
March 31, 2018 (Unaudited)

As a shareholder of the Intrepid Capital Management Funds Trust (the “Funds”), you incur ongoing costs, including management fees; distribution and/or service fees; and other expenses incurred by the Funds.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held the entire period of October 1, 2017 through March 31, 2018.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses.  Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks or stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent.  To the extent that a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the following example.  The example includes, but is not limited to, management fees, shareholder servicing fees, distribution fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Intrepid Funds

EXPENSE EXAMPLE (continued)
March 31, 2018 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

INTREPID CAPITAL FUND – INVESTOR CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	October 1, 2017 -
	October 1, 2017	March 31, 2018	March 31, 2018
Actual	$1,000.00	$ 998.60	$6.98
Hypothetical (5% return
before expenses)	1,000.00	1,017.95	7.04

*	Expenses are equal to the Fund’s annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the period.

INTREPID CAPITAL FUND – INSTITUTIONAL CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	October 1, 2017 -
	October 1, 2017	March 31, 2018	March 31, 2018
Actual	$1,000.00	$1,000.10	$5.73
Hypothetical (5% return
before expenses)	1,000.00	1,019.20	5.79

*	Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the period.

INTREPID ENDURANCE FUND – INVESTOR CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	October 1, 2017 -
	October 1, 2017	March 31, 2018	March 31, 2018
Actual	$1,000.00	$ 993.70	$6.96
Hypothetical (5% return
before expenses)	1,000.00	1,017.95	7.04

*	Expenses are equal to the Fund’s annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the period.

Intrepid Funds

EXPENSE EXAMPLE (continued)
March 31, 2018 (Unaudited)

INTREPID ENDURANCE FUND – INSTITUTIONAL CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	October 1, 2017 -
	October 1, 2017	March 31, 2018	March 31, 2018
Actual	$1,000.00	$ 993.80	$5.72
Hypothetical (5% return
before expenses)	1,000.00	1,019.20	5.79

*	Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the period.

INTREPID INCOME FUND

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	October 1, 2017 -
	October 1, 2017	March 31, 2018	March 31, 2018
Actual	$1,000.00	$1,006.90	$4.50
Hypothetical (5% return
before expenses)	1,000.00	1,020.44	4.53

*	Expenses are equal to the Fund’s annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the period.

INTREPID DISCIPLINED VALUE FUND

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	October 1, 2017 -
	October 1, 2017	March 31, 2018	March 31, 2018
Actual	$1,000.00	$ 983.00	$6.43
Hypothetical (5% return
before expenses)	1,000.00	1,018.45	6.54

*	Expenses are equal to the Fund’s annualized expense ratio of 1.30%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the period.

Intrepid Funds

EXPENSE EXAMPLE (continued)
March 31, 2018 (Unaudited)

INTREPID INTERNATIONAL FUND

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	October 1, 2017 -
	October 1, 2017	March 31, 2018	March 31, 2018
Actual	$1,000.00	$1,025.40	$7.07
Hypothetical (5% return
before expenses)	1,000.00	1,017.95	7.04

*	Expenses are equal to the Fund’s annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the period.

INTREPID SELECT FUND

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	October 1, 2017 -
	October 1, 2017	March 31, 2018	March 31, 2018
Actual	$1,000.00	$1,012.80	$7.03
Hypothetical (5% return
before expenses)	1,000.00	1,017.95	7.04

*	Expenses are equal to the Fund’s annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the period.

Intrepid Capital Fund

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of total net assets)
March 31, 2018 (Unaudited)

INTREPID CAPITAL FUND

Components of Portfolio Holdings
Common Stocks	$223,576,767
Corporate Bonds	101,518,794
Convertible Bonds	10,796,779
Cash*	32,909,589
$368,801,929

*	Cash, cash equivalents and other assets less liabilities.

Intrepid Endurance Fund

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of total net assets)
March 31, 2018 (Unaudited)

INTREPID ENDURANCE FUND

Components of Portfolio Holdings
Financials	$9,464,488
Information Technology	8,564,863
Exchange-Traded Fund	3,284,340
Materials	3,068,043
Consumer Discretionary	1,678,419
Cash*	116,585,294
$142,645,447

The sector and industry classifications presented in this report, present the Global Industry Classification Standard (GICS®).  GICS® was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

*	Cash, cash equivalents and other assets less liabilities.

Intrepid Income Fund

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of total net assets)
March 31, 2018 (Unaudited)

INTREPID INCOME FUND

Components of Portfolio Holdings
Corporate Bonds	$49,839,186
Convertible Bonds	5,202,305
U.S. Government Notes	4,485,644
Common Stocks	1,155,934
Preferred Stocks	804,479
Cash*	11,159,572
$72,647,120

*	Cash, cash equivalents and other assets less liabilities.

Intrepid Disciplined Value Fund

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of total net assets)
March 31, 2018 (Unaudited)

INTREPID DISCIPLINED VALUE FUND

Components of Portfolio Holdings
Information Technology	$7,350,254
Financials	7,154,360
Health Care	2,943,743
Consumer Discretionary	2,128,888
Industrials	1,612,673
Energy	805,460
Telecommunication Services	780,299
Cash*	12,114,549
$34,890,226

*	Cash, cash equivalents and other assets less liabilities.

Intrepid International Fund

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of total net assets)
March 31, 2018 (Unaudited)

INTREPID INTERNATIONAL FUND

Components of Portfolio Holdings
Financials	$6,973,186
Industrials	6,276,705
Consumer Discretionary	5,275,969
Health Care	2,739,655
Materials	2,534,573
Information Technology	2,006,568
Consumer Staples	881,440
Cash*	4,591,283
$31,279,379

*	Cash, cash equivalents and other assets less liabilities.

Intrepid Select Fund

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of total net assets)
March 31, 2018 (Unaudited)

INTREPID SELECT FUND

Components of Portfolio Holdings
Information Technology	$8,086,716
Financials	7,402,836
Consumer Discretionary	3,060,646
Exchange-Traded Funds	1,966,041
Health Care	1,432,048
Industrials	1,202,874
Materials	1,043,122
Telecommunication Services	801,658
Cash*	4,142,507
$29,138,448

*	Cash, cash equivalents and other assets less liabilities.

Note: For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS
March 31, 2018 (Unaudited)

COMMON STOCKS - 60.62%	Shares	Value
Commercial & Professional Services - 1.48%
Gattaca PLC (a)(b)	1,967,030	$5,450,480

Consumer Durables & Apparel - 1.78%
GUD Holdings Ltd. (a)	719,004	6,571,542

Consumer Services - 6.94%
Biglari Holdings, Inc. (c)	27,616	11,278,651
The Cheesecake Factory, Inc.	232,850	11,228,027
Retail Food Group Ltd. (a)(b)	4,315,220	3,082,300
		25,588,978

Diversified Financials - 14.62%
Berkshire Hathaway, Inc. - Class B (c)	90,600	18,072,888
Dundee Corp. - Class A (a)(b)(c)	854,025	1,226,333
Greenhill & Co, Inc.	365,280	6,757,680
Leucadia National Corp.	534,000	12,137,820
Oaktree Capital Group LLC	240,631	9,528,988
The Bank Of New York Mellon Corp.	120,000	6,183,600
		53,907,309

Energy - 2.50%
Patterson-UTI Energy, Inc.	526,510	9,219,190

Food, Beverage & Tobacco - 0.24%
Berentzen-Gruppe AG (a)	97,215	899,530

Health Care Equipment & Services - 2.52%
AmerisourceBergen Corp.	108,000	9,310,680

Insurance - 2.83%
Baldwin & Lyons, Inc. - Class B (b)	428,541	9,427,902
Hallmark Financial Services, Inc. (c)	113,911	1,016,086
		10,443,988

Media - 2.49%
Discovery Communications, Inc. - Class C (c)	469,899	9,172,428

Pharmaceuticals, Biotechnology
& Life Sciences - 0.88%
Stallergenes Greer PLC (a)(c)	91,861	3,255,278

See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS (continued)
March 31, 2018 (Unaudited)

COMMON STOCKS - 60.62% (continued)	Shares	Value
Real Estate - 3.08%
Consolidated-Tomoka Land Co.	60,813	$3,822,097
FRP Holdings, Inc. (c)	134,654	7,540,624
		11,362,721

Retailing - 1.84%
Hornbach Baumarkt AG (a)	197,158	6,792,612

Software & Services - 13.69%
Amdocs Ltd. (a)	177,600	11,849,472
Net 1 UEPS Technologies, Inc. (c)	1,167,020	11,040,009
Mediagrif Interactive Technologies, Inc. (a)	2,400	19,280
Syntel, Inc. (c)	399,162	10,190,606
Teradata Corp. (c)	201,374	7,988,507
The Western Union Co.	488,470	9,393,278
		50,481,152

Technology Hardware & Equipment - 3.69%
Cisco Systems, Inc.	117,000	5,018,130
Western Digital Corp.	93,000	8,581,110
		13,599,240

Transportation - 2.04%
Royal Mail PLC (a)	991,332	7,521,639
TOTAL COMMON STOCKS (Cost $201,397,074)		223,576,767

CONVERTIBLE BONDS - 2.93%	Principal Amount

Consumer Durables & Apparel - 2.10%
Dorel Industries, Inc.
5.500%, 11/30/2019 (a)	$7,750,000	7,750,000

Materials - 0.60%
Primero Mining Corp.
5.750%, 02/28/2020 (a)(d)	2,233,000	2,188,340

Real Estate - 0.23%
Consolidated-Tomoka Land Co.
4.500%, 03/15/2020	804,000	858,439
TOTAL CONVERTIBLE BONDS (Cost $10,592,901)		10,796,779

See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS (continued)
March 31, 2018 (Unaudited)

CORPORATE BONDS - 27.53%	Principal Amount	Value
Capital Goods - 2.58%
Actuant Corp.
5.625%, 06/15/2022	$4,445,000	$4,500,563
Stanley Black & Decker, Inc.
2.451%, 11/17/2018	2,975,000	2,968,973
WESCO Distribution, Inc.
5.375%, 12/15/2021	2,020,000	2,052,825
		9,522,361

Commercial & Professional Services - 3.17%
FTI Consulting, Inc.
6.000%, 11/15/2022	6,341,000	6,515,378
Multi-Color Corp.
6.125%, 12/01/2022 (d)	5,020,000	5,170,600
		11,685,978

Consumer Durables & Apparel - 0.94%
American Outdoor Brands Corp.
5.000%, 08/28/2020 (d)(e)	3,500,000	3,481,170

Consumer Services - 2.95%
Carrols Restaurant Group, Inc.
8.000%, 05/01/2022	5,321,000	5,533,840
Nathan’s Famous, Inc.
6.625%, 11/01/2025 (d)	5,299,000	5,325,495
		10,859,335

Diversified Financials - 0.40%
FirstCash, Inc.
5.375%, 06/01/2024 (d)	1,441,000	1,463,984

Energy - 1.76%
Unit Corp.
6.625%, 05/15/2021	6,500,000	6,500,000

Health Care Equipment & Services - 2.49%
Edwards Lifesciences Corp.
2.875%, 10/15/2018	5,049,000	5,049,721
Laboratory Corp. of America Holdings
2.500%, 11/01/2018	4,146,000	4,142,485
		9,192,206

See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS (continued)
March 31, 2018 (Unaudited)

CORPORATE BONDS - 27.53% (continued)	Principal Amount	Value
Household & Personal Products - 0.83%
Central Garden & Pet Co.
6.125%, 11/15/2023	$2,943,000	$3,071,756

Materials - 3.74%
Bemis Co., Inc.
6.800%, 08/01/2019	4,229,000	4,436,610
Ecolab, Inc.
2.000%, 01/14/2019	2,210,000	2,196,809
Silgan Holdings, Inc.
5.500%, 02/01/2022	7,032,000	7,155,060
		13,788,479

Media - 1.50%
Cable One, Inc.
5.750%, 06/15/2022 (d)	5,424,000	5,532,480

Retailing - 5.18%
Best Buy Co., Inc.
5.000%, 08/01/2018	4,148,000	4,177,507
Caleres, Inc.
6.250%, 08/15/2023	4,692,000	4,862,085
Dollar General Corp.
1.875%, 04/15/2018	2,930,000	2,928,726
Expedia Group, Inc.
7.456%, 08/15/2018	7,005,000	7,121,548
		19,089,866

Software & Services - 1.99%
eBay, Inc.
2.200%, 08/01/2019	1,763,000	1,748,141
Total System Services, Inc.
2.375%, 06/01/2018	5,115,000	5,110,390
The Western Union Co.
3.650%, 08/22/2018	471,000	472,648
		7,331,179
TOTAL CORPORATE BONDS (Cost $101,369,350)		101,518,794

See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS (continued)
March 31, 2018 (Unaudited)

SHORT-TERM INVESTMENTS - 5.92%	Shares	Value
Money Market Funds - 4.57%
STIT-Treasury Portfolio -
Institutional Class, 1.560% (f)	16,862,045	$16,862,045

U.S. Treasury Bill - 1.35%	Principal Amount
1.433%, 05/31/2018 (g)	$5,000,000	4,988,267
TOTAL SHORT-TERM INVESTMENTS
(Cost $21,850,312)		21,850,312
Total Investments (Cost $335,209,637) - 97.00%		357,742,652
Other Assets in Excess of Liabilities - 3.00%		11,059,277
TOTAL NET ASSETS - 100.00%		$368,801,929

Percentages are stated as a percent of net assets.
(a)	Foreign Issued Security.
(b)	Affiliate company. See Note 7.
(c)	Non-income producing security.
(d)
Securities purchases pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of March 31, 2018, the value of these investments was $23,162,069, or 6.28% of total net assets.

(e)
This security is currently being fair valued in accordance with procedures established by the Board of Trustees and is deemed a Level 3 security as it is valued using significant unobservable inputs.  The aggregate value of fair valued securities as of March 31, 2018 was $3,481,170, which represented 0.94% of net assets.

(f)	Rate listed is the 7-day effective yield.
(g)	Rate shown is the effective yield based on purchased price. The calculation assumes the security is held to maturity.

See notes to financial statements.

Intrepid Capital Fund

OPEN FORWARD CURRENCY CONTRACTS
March 31, 2018 (Unaudited)

			Amount of		Amount of
			Currency to		Currency to
	Forward	Currency	be Received	Currency	be Delivered	Unrealized
Counterparty	Settlement	to be	in Local	to be	in Local	Appreciation
of Contracts	Date	Received	Currency	Delivered	Currency	(Depreciation)
National
Australia Bank	04/10/2018	USD	12,303,824	EUR	10,400,000	$(503,605)
National
Australia Bank	04/10/2018	USD	4,879,930	GBP	3,700,000	(313,789)
National
Australia Bank	04/10/2018	USD	3,842,500	GBP	2,900,000	(228,253)
National
Australia Bank	04/10/2018	USD	1,191,836	GBP	850,000	(1,316)
National
Australia Bank	04/10/2018	USD	2,302,810	GBP	1,670,000	(41,382)
National
Australia Bank	04/10/2018	EUR	1,050,000	USD	1,295,070	(2,012)
National
Australia Bank	04/10/2018	EUR	685,000	USD	848,003	(4,436)
State Street Bank	04/30/2018	USD	6,503,367	AUD	8,500,000	(25,181)
State Street Bank	04/30/2018	USD	4,951,407	AUD	6,200,000	189,407
State Street Bank	04/30/2018	USD	1,533,503	AUD	1,975,000	16,575
State Street Bank	04/30/2018	AUD	4,100,000	USD	3,205,331	(56,267)
Bank of New
York Mellon	08/07/2018	USD	7,445,659	CAD	9,300,000	209,353
Bank of New
York Mellon	08/07/2018	CAD	3,800,000	USD	3,014,677	(57,907)
Bank of New
York Mellon	08/07/2018	CAD	3,900,000	USD	3,035,374	(794)
						$(819,607)

USD - U.S. Dollars
EUR - Euro
GBP - British Pound
AUD - Australian Dollars
CAD - Canadian Dollars

See notes to financial statements.

Intrepid Endurance Fund

SCHEDULE OF INVESTMENTS
March 31, 2018 (Unaudited)

COMMON STOCKS - 13.66%	Shares	Value
Consumer Durables & Apparel - 0.00%
Vista Outdoor, Inc. (a)	200	$3,264

Consumer Services - 1.17%
Bojangles’, Inc. (a)	100	1,385
Retail Food Group Ltd. (b)(c)	2,339,160	1,670,828
		1,672,213

Diversified Financials - 0.83%
A-Mark Precious Metals, Inc.	100	1,225
Dundee Corp. - Class A (a)(b)(c)	821,295	1,179,335
		1,180,560

Insurance - 5.64%
Baldwin & Lyons, Inc. - Class B (b)	273,514	6,017,308
Hallmark Financial Services, Inc. (a)	227,231	2,026,901
		8,044,209

Materials - 0.02%
Primero Mining Corp. (a)(c)	100,000	18,710
Sandstorm Gold Ltd. (a)(c)	100	476
Wheaton Precious Metals Corp. (c)	100	2,037
		21,223

Media - 0.00%
DHX Media Ltd. (c)	1,000	2,942

Software & Services - 6.00%
Amdocs Ltd. (c)	72,820	4,858,550
Net 1 UEPS Technologies, Inc. (a)	376,826	3,564,774
Syntel, Inc. (a)	5,544	141,538
		8,564,862
TOTAL COMMON STOCKS (Cost $25,061,460)		19,489,273

EXCHANGE-TRADED FUND - 2.30%
Diversified Financials - 2.30%
iShares Gold Trust (a)	258,000	3,284,340
TOTAL EXCHANGE-TRADED FUND
(Cost $3,318,949)		3,284,340

See notes to financial statements.

Intrepid Endurance Fund

SCHEDULE OF INVESTMENTS (continued)
March 31, 2018 (Unaudited)

CONVERTIBLE BONDS - 2.31%	Principal Amount	Value
Materials - 2.14%
Primero Mining Corp.
5.750%, 02/28/2020 (c)(d)	$3,109,000	$3,046,820

Diversified Financials - 0.17%
EZCORP, Inc.
2.125%, 06/15/2019	228,000	239,720
TOTAL CONVERTIBLE BONDS (Cost $2,937,994)		3,286,540

SHORT-TERM INVESTMENTS - 72.63%
U.S. Treasury Bills - 72.63%
1.329%, 04/12/2018 (e)	14,000,000	13,994,396
1.445%, 05/31/2018 (e)	16,000,000	15,962,133
1.567%, 06/28/2018 (e)	37,000,000	36,860,731
1.754%, 07/26/2018 (e)	37,000,000	36,791,957
TOTAL SHORT-TERM INVESTMENTS
(Cost $103,609,218)		103,609,218
Total Investments (Cost $134,927,621) - 90.90%		129,669,371
Other Assets in Excess of Liabilities - 9.10%		12,976,076
TOTAL NET ASSETS - 100.00%		$142,645,447

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	Affiliate company. See Note 7.
(c)	Foreign Issued Security.
(d)
Securities purchases pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of March 31, 2018, the value of these investments was $3,046,820, or 2.14% of total net assets.

(e)	Rate shown is the effective yield based on purchased price. The calculation assumes the security is held to maturity.

See notes to financial statements.

Intrepid Endurance Fund

OPEN FORWARD CURRENCY CONTRACTS
March 31, 2018 (Unaudited)

			Amount of		Amount of
			Currency to		Currency to
	Forward	Currency	be Received	Currency	be Delivered	Unrealized
Counterparty	Settlement	to be	in Local	to be	in Local	Appreciation
of Contracts	Date	Received	Currency	Delivered	Currency	(Depreciation)
State Street Bank	06/22/2018	USD	3,217,775	AUD	4,200,000	$(8,820)
State Street Bank	06/22/2018	USD	316,712	AUD	396,000	12,491
State Street Bank	06/22/2018	AUD	1,850,000	USD	1,446,526	(25,288)
Bank of Montreal	08/07/2018	USD	1,520,693	CAD	1,900,000	42,308
						$20,691

USD - U.S. Dollars
AUD - Australian Dollars
CAD - Canadian Dollars

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS
March 31, 2018 (Unaudited)

COMMON STOCKS - 1.59%	Shares	Value
Consumer Services - 0.50%
Retail Food Group Ltd. (a)(b)	510,000	$364,286

Insurance - 1.09%
Baldwin & Lyons, Inc. - Class B (a)	35,984	791,648
TOTAL COMMON STOCKS (Cost $1,515,207)		1,155,934

PREFERRED STOCKS - 1.11%
Diversified Financials - 0.37%
Dundee Corp.
5.190% (3 Month Canada Treasury
Bill CAD + 4.100%) (a)(b)(c)	29,290	267,130

Energy - 0.74%
Targa Resources Partners LP
9.000% (1 Month LIBOR USD + 7.710%) (c)	20,013	537,349
TOTAL PREFERRED STOCKS (Cost $820,876)		804,479

CONVERTIBLE BONDS - 7.16%	Principal Amount
Materials - 1.02%
Primero Mining Corp.
5.750%, 02/28/2020 (b)(d)	$757,000	741,860

Consumer Durables & Apparel - 4.20%
Dorel Industries, Inc.
5.500%, 11/30/2019 (b)	3,050,000	3,050,000

Real Estate - 1.94%
Consolidated-Tomoka Land Co.
4.500%, 03/15/2020	1,321,000	1,410,445
TOTAL CONVERTIBLE BONDS (Cost $5,079,748)		5,202,305

CORPORATE BONDS - 68.60%
Capital Goods - 7.27%
Actuant Corp.
5.625%, 06/15/2022	2,326,000	2,355,075
See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS (continued)
March 31, 2018 (Unaudited)

CORPORATE BONDS - 68.60% (continued)	Principal Amount	Value
Capital Goods - 7.27% (continued)
Stanley Black & Decker, Inc.
2.451%, 11/17/2018	$1,646,000	$1,642,665
WESCO Distribution, Inc.
5.375%, 12/15/2021	1,266,000	1,286,573
		5,284,313

Commercial & Professional Services - 6.04%
FTI Consulting, Inc.
6.000%, 11/15/2022	2,419,000	2,485,522
Multi-Color Corp.
6.125%, 12/01/2022 (d)	1,846,000	1,901,380
		4,386,902

Consumer Durables & Apparel - 2.05%
American Outdoor Brands Corp.
5.000%, 08/28/2020 (d)(e)	1,500,000	1,491,930

Consumer Services - 3.93%
Carrols Restaurant Group, Inc.
8.000%, 05/01/2022	1,340,000	1,393,600
Nathan’s Famous, Inc.
6.625%, 11/01/2025 (d)	1,451,000	1,458,255
		2,851,855

Diversified Financials - 0.78%
FirstCash, Inc.
5.375%, 06/01/2024 (d)	559,000	567,916

Food, Beverage & Tobacco - 2.44%
Philip Morris International, Inc.
5.650%, 05/16/2018	1,766,000	1,772,689

Health Care Equipment & Services - 5.26%
Edwards Lifesciences Corp.
2.875%, 10/15/2018	2,201,000	2,201,314
Laboratory Corp. of America Holdings
2.500%, 11/01/2018	1,620,000	1,618,627
		3,819,941

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS (continued)
March 31, 2018 (Unaudited)

CORPORATE BONDS - 68.60% (continued)	Principal Amount	Value
Household & Personal Products - 1.68%
Central Garden & Pet Co.
6.125%, 11/15/2023	$1,169,000	$1,220,144

Materials - 8.22%
Bemis Co., Inc.
6.800%, 08/01/2019	1,500,000	1,573,638
Ecolab, Inc.
2.000%, 01/14/2019	1,206,000	1,198,802
Silgan Holdings, Inc.
5.500%, 02/01/2022	3,146,000	3,201,055
		5,973,495

Media - 4.81%
Cable One, Inc.
5.750%, 06/15/2022 (d)	2,341,000	2,387,820
Discovery Communications LLC
5.625%, 08/15/2019	1,068,000	1,104,790
		3,492,610

Retailing - 14.86%
Best Buy Co., Inc.
5.000%, 08/01/2018	1,575,000	1,586,204
Caleres, Inc.
6.250%, 08/15/2023	1,841,000	1,907,736
Dillard’s, Inc.
7.130%, 08/01/2018	1,600,000	1,612,314
Dollar General Corp.
1.875%, 04/15/2018	3,459,000	3,457,496
Expedia Group, Inc.
7.456%, 08/15/2018	2,197,000	2,233,553
		10,797,303

Software & Services - 7.13%
eBay, Inc.
2.200%, 08/01/2019	1,157,000	1,147,249
Total System Services, Inc.
2.375%, 06/01/2018	3,246,000	3,243,075

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS (continued)
March 31, 2018 (Unaudited)

CORPORATE BONDS - 68.60% (continued)	Principal Amount	Value
Software & Services - 7.13% (continued)
The Western Union Co.
3.650%, 08/22/2018	$790,000	$792,764
		5,183,088

Technology Hardware & Equipment - 4.13%
Apple, Inc.
1.000%, 05/03/2018	3,000,000	2,997,000
TOTAL CORPORATE BONDS (Cost $49,994,846)		49,839,186

U.S GOVERNMENT NOTES - 6.18%
U.S. Government Notes - 6.18%
United States Treasury Fixed Rate Note
1.875%, 12/31/2019	1,500,000	1,489,980
United States Treasury Fixed Rate Note
1.375%, 07/31/2018	3,000,000	2,995,664
TOTAL U.S. GOVERNMENT NOTES
(Cost $4,493,314)		4,485,644

SHORT-TERM INVESTMENTS - 8.98%	Shares
Money Market Fund - 6.92%
STIT-Treasury Portfolio -
Institutional Class, 1.560% (f)	5,027,619	5,027,619

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS (continued)
March 31, 2018 (Unaudited)

	Principal
SHORT-TERM INVESTMENTS - 8.98% (continued)	Amount	Shares
U.S. Treasury Bill - 2.06%
1.412%, 05/03/2018 (g)	$1,500,000	$1,498,140
TOTAL SHORT-TERM INVESTMENTS
(Cost $6,525,759)		6,525,759
Total Investments (Cost $68,429,750) - 93.62%		68,013,307
Other Assets in Excess of Liabilities - 6.38%		4,633,813
TOTAL NET ASSETS - 100.00%		$72,647,120

Percentages are stated as a percent of net assets.
(a)	Affiliate company. See Note 7.
(b)	Foreign Issued Security.
(c)	Variable rate security. The coupon rate, reference rate and spread shown is as of 03/31/2018.
(d)
Securities purchases pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of March 31, 2018, the value of these investments was $8,549,161, or 11.77% of total net assets.

(e)
This security is currently being fair valued in accordance with procedures established by the Board of Trustees and is deemed a Level 3 security as it is valued using significant unobservable inputs.  The aggregate value of fair valued securities as of March 31, 2018 was $1,491,930, which represented 2.05% of net assets.

(f)	Rate listed is the 7-day effective yield.
(g)	Rate shown is the effective yield based on purchased price. The calculation assumes the security is held to maturity.

OPEN FORWARD CURRENCY CONTRACTS
March 31, 2018 (Unaudited)

			Amount of		Amount of
			Currency to		Currency to
	Forward	Currency	be Received	Currency	be Delivered	Unrealized
Counterparty	Settlement	to be	in Local	to be	in Local	Appreciation
of Contracts	Date	Received	Currency	Delivered	Currency	(Depreciation)
State Street Bank	06/22/2018	USD	766,137	AUD	1,000,000	$(2,100)
State Street Bank	06/22/2018	AUD	400,000	USD	312,762	(5,468)
Bank of New
York Mellon	08/07/2018	USD	271,968	CAD	340,000	7,415
						$(153)

USD - U.S. Dollars
AUD - Australian Dollars
CAD - Canadian Dollars

See notes to financial statements.

Intrepid Disciplined Value Fund

SCHEDULE OF INVESTMENTS
March 31, 2018 (Unaudited)

COMMON STOCKS - 65.28%	Shares	Value
Commercial & Professional Services - 2.47%
Tetra Tech, Inc.	17,600	$861,520

Consumer Services - 4.20%
The Cheesecake Factory, Inc.	30,375	1,464,683

Diversified Financials - 16.36%
Dundee Corp. - Class A (a)(b)(c)	141,330	202,942
Leucadia National Corp.	41,940	953,296
Northern Trust Corp.	11,255	1,160,728
Oaktree Capital Group LLC	50,150	1,985,940
The Bank Of New York Mellon Corp.	27,240	1,403,677
		5,706,583

Energy - 2.31%
Patterson-UTI Energy, Inc.	46,000	805,460

Health Care Equipment & Services - 7.17%
AmerisourceBergen Corp.	15,640	1,348,324
Laboratory Corp. of America Holdings (a)	7,130	1,153,278
		2,501,602

Insurance - 4.14%
Baldwin & Lyons, Inc. - Class B (b)	65,808	1,447,776

Pharmaceuticals, Biotechnology & Life Sciences - 1.27%
Bio-Rad Laboratories, Inc. - Class A (a)	1,768	442,141

Retailing - 1.90%
Dollar General Corp.	7,100	664,205

Software & Services - 13.68%
Amdocs Ltd. (c)	9,980	665,866
Net 1 UEPS Technologies, Inc. (a)	149,501	1,414,280
Teradata Corp. (a)	30,036	1,191,528
The Western Union Co.	78,000	1,499,940
		4,771,614

Technology Hardware & Equipment - 7.39%
Apple, Inc.	9,515	1,596,427
Western Digital Corp.	10,645	982,214
		2,578,641

See notes to financial statements.

Intrepid Disciplined Value Fund

SCHEDULE OF INVESTMENTS (continued)
March 31, 2018 (Unaudited)

COMMON STOCKS - 65.28% (continued)	Shares	Value
Telecommunication Services - 2.24%
Telephone & Data Systems, Inc.	27,838	$780,299

Transportation - 2.15%
Royal Mail PLC (c)	99,000	751,153
TOTAL COMMON STOCKS (Cost $18,418,623)		22,775,677

SHORT-TERM INVESTMENT - 20.04%	Principal Amount
U.S. Treasury Bill - 20.04%
1.303%, 05/03/2018 (d)	$7,000,000	6,991,942
TOTAL SHORT-TERM INVESTMENT
(Cost $6,991,942)		6,991,942
Total Investments (Cost $25,410,565) - 85.32%		29,767,619
Other Assets in Excess of Liabilities - 14.68%		5,122,607
TOTAL NET ASSETS - 100.00%		$34,890,226

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	Affiliate company. See Note 7.
(c)	Foreign Issued Security.
(d)	Rate shown is the effective yield based on purchased price. The calculation assumes the security is held to maturity.

See notes to financial statements.

Intrepid Disciplined Value Fund

OPEN FORWARD CURRENCY CONTRACTS
March 31, 2018 (Unaudited)

			Amount of		Amount of
			Currency to		Currency to
	Forward	Currency	be Received	Currency	be Delivered	Unrealized
Counterparty	Settlement	to be	in Local	to be	in Local	Appreciation
of Contracts	Date	Received	Currency	Delivered	Currency	(Depreciation)
Bank of New
York Mellon	06/08/2018	USD	1,501,794	GBP	1,115,000	$(67,217)
Bank of New
York Mellon	06/08/2018	USD	122,145	GBP	87,000	(280)
Bank of New
York Mellon	06/08/2018	USD	304,922	GBP	217,000	(437)
Bank of New
York Mellon	06/08/2018	GBP	950,000	USD	1,338,218	(1,392)
Bank of New
York Mellon	09/10/2018	USD	1,468,259	CAD	1,900,000	(11,018)
Bank of New
York Mellon	09/10/2018	CAD	1,650,000	USD	1,284,977	(342)
						$(80,686)

USD - U.S. Dollars
GBP - British Pound
CAD - Canadian Dollars

See notes to financial statements.

Intrepid International Fund

SCHEDULE OF INVESTMENTS
March 31, 2018 (Unaudited)

COMMON STOCKS - 69.39%	Shares	Value
Australia - 19.33%
Coventry Group Ltd. (a)(b)	2,045,451	$1,885,208
GUD Holdings Ltd.	100,545	918,960
LifeHealthcare Group Ltd.	561,301	1,551,984
Retail Food Group Ltd. (a)	846,000	604,286
Tox Free Solutions Ltd.	414,903	1,086,651
		6,047,089

Canada - 13.32%
Corus Entertainment, Inc. - Class B	174,190	817,984
Dundee Corp. - Class A (a)(b)	754,540	1,083,478
Mediagrif Interactive Technologies, Inc.	77,400	621,795
Noranda Income Fund (b)	1,627,080	1,641,793
		4,165,050

Estonia - 1.00%
Silvano Fashion Group AS - Class A	92,533	313,108

France - 5.33%
GEA	8,820	1,096,110
Vetoquinol SA	8,400	570,536
		1,666,646

Germany - 13.43%
Berentzen-Gruppe AG	95,260	881,440
Clere AG	130,435	1,909,878
Hornbach Baumarkt AG	40,062	1,380,241
KSB SE & Co. KGaA	54	29,966
		4,201,525

South Africa - 0.92%
Net 1 UEPS Technologies, Inc. (b)	30,514	288,662

United Kingdom - 13.47%
Gattaca PLC (a)	445,091	1,233,311
Harvey Nash Group PLC	130,771	164,207
Quarto Group, Inc.	582,114	1,241,390
Royal Mail PLC	126,065	956,507
Stallergenes Greer PLC (b)	17,415	617,135
		4,212,550

See notes to financial statements.

Intrepid International Fund

SCHEDULE OF INVESTMENTS (continued)
March 31, 2018 (Unaudited)

COMMON STOCKS - 69.39% (continued)	Shares	Value
United States - 2.59%
Baldwin & Lyons, Inc. - Class B (a)	36,784	$809,248
		809,248
TOTAL COMMON STOCKS (Cost $21,788,752)		21,703,878

PREFERRED STOCKS - 13.08%
Canada - 10.14%
Dundee Corp.
5.190% (3 Month Canada Treasury
Bill CAD + 4.100%) (a)(c)	70,483	1,350,740
Dundee Corp., 7.500% (a)	199,540	1,819,843
		3,170,583
Germany - 2.94%
KSB SE & Co. KGaA	1,678	920,855
TOTAL PREFERRED STOCKS (Cost $3,899,493)		4,091,438

CONVERTIBLE BOND - 2.85%	Principal Amount
Canada - 2.85%
Primero Mining Corp.
5.750%, 02/28/2020 (d)	$911,000	892,780
TOTAL CONVERTIBLE BOND (Cost $647,313)		892,780

See notes to financial statements.

Intrepid International Fund

SCHEDULE OF INVESTMENTS (continued)
March 31, 2018 (Unaudited)

SHORT-TERM INVESTMENTS - 9.44%	Principal Amount	Value
U.S. Treasury Bills - 9.44%
1.197%, 06/21/2018 (e)	$1,465,000	$1,461,139
1.628%, 08/16/2018 (e)	1,500,000	1,490,898
TOTAL SHORT-TERM INVESTMENTS
(Cost $2,952,037)		2,952,037
Total Investments (Cost $29,287,595) - 94.76%		29,640,133
Other Assets in Excess of Liabilities - 5.24%		1,639,246
TOTAL NET ASSETS - 100.00%		$31,279,379

Percentages are stated as a percent of net assets.
(a)	Affiliate company. See Note 7.
(b)	Non-income producing security.
(c)	Variable rate security. The coupon rate, reference rate and spread shown is as of 03/31/2018.
(d)
Securities purchases pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of March 31, 2018, the value of these investments was $892,780, or 2.85% of total net assets.

(e)	Rate shown is the effective yield based on purchased price. The calculation assumes the security is held to maturity.

OPEN FORWARD CURRENCY CONTRACTS
March 31, 2018 (Unaudited)

			Amount of		Amount of
			Currency to		Currency to
	Forward	Currency	be Received	Currency	be Delivered	Unrealized
Counterparty	Settlement	to be	in Local	to be	in Local	Appreciation
of Contracts	Date	Received	Currency	Delivered	Currency	(Depreciation)
State Street Bank	06/22/2018	USD	4,867,365	AUD	6,225,000	$85,089
State Street Bank	06/22/2018	USD	842,751	AUD	1,100,000	(2,310)
Bank of Montreal	09/10/2018	USD	6,966,483	CAD	9,000,000	(40,616)
Bank of Montreal	09/14/2018	USD	7,409,805	EUR	5,925,000	22,412
Bank of Montreal	09/14/2018	USD	2,402,715	GBP	1,715,000	(20,861)
						$43,714

USD - U.S. Dollars
AUD - Australian Dollars
CAD - Canadian Dollars
EUR - Euro
GBP - British Pound

See notes to financial statements.

Intrepid Select Fund

SCHEDULE OF INVESTMENTS
March 31, 2018 (Unaudited)

COMMON STOCKS - 75.41%	Shares	Value
Capital Goods - 1.64%
Cubic Corp.	7,503	$477,191

Commercial & Professional Services - 2.49%
Tetra Tech, Inc.	14,825	725,684

Consumer Durables & Apparel - 1.49%
Tapestry, Inc.	8,230	432,980

Consumer Services - 2.00%
Retail Food Group Ltd. (a)(b)	817,907	584,219

Diversified Financials - 13.39%
Dundee Corp. - Class A (a)(b)(c)	337,085	484,036
Greenhill & Co., Inc.	48,020	888,370
Leucadia National Corp.	50,540	1,148,774
Oaktree Capital Group LLC	34,840	1,379,664
		3,900,844

Health Care Equipment & Services - 3.42%
Laboratory Corp. of America Holdings (c)	6,171	998,159

Insurance - 10.94%
Baldwin & Lyons, Inc. - Class B (a)	95,375	2,098,250
Hallmark Financial Services, Inc. (c)	122,009	1,088,320
		3,186,570

Materials - 1.04%
Alamos Gold, Inc. - Class A (b)	58,200	303,222

Media - 7.01%
Discovery Communications, Inc. - Class C (c)	36,880	719,898
WPP PLC (b)	83,300	1,323,549
		2,043,447

Pharmaceuticals, Biotechnology & Life Sciences - 1.49%
Bio-Rad Laboratories, Inc. - Class A (c)	1,735	433,889

Software & Services - 24.15%
Amdocs Ltd. (b)	30,460	2,032,292
Net 1 UEPS Technologies, Inc. (c)	178,633	1,689,868
Syntel, Inc. (c)	34,516	881,193
Teradata Corp. (c)	42,300	1,678,041

See notes to financial statements.

Intrepid Select Fund

SCHEDULE OF INVESTMENTS (continued)
March 31, 2018 (Unaudited)

COMMON STOCKS - 75.41% (continued)	Shares	Value
Software & Services - 24.15% (continued)
The Western Union Co.	39,315	$756,027
		7,037,421

Technology Hardware & Equipment - 3.60%
Western Digital Corp.	11,372	1,049,294

Telecommunication Services - 2.75%
Telephone & Data Systems, Inc.	28,600	801,658
TOTAL COMMON STOCKS (Cost $21,137,934)		21,974,578

EXCHANGE-TRADED FUNDS - 6.75%
Diversified Financials - 6.75%
iShares Gold Trust (c)	88,365	1,124,886
iShares Silver Trust (c)	54,585	841,155
TOTAL EXCHANGE-TRADED FUNDS
(Cost $1,968,773)		1,966,041

CONVERTIBLE BONDS - 3.62%	Principal Amount
Materials - 2.54%
Primero Mining Corp.
5.750%, 02/28/2020 (b)(d)	$755,000	739,900

Diversified Financials - 1.08%
EZCORP, Inc.
2.125%, 06/15/2019	300,000	315,422
TOTAL CONVERTIBLE BONDS (Cost $797,392)		1,055,322
Total Investments (Cost $23,904,099) - 85.78%		24,995,941
Other Assets in Excess of Liabilities - 14.22%		4,142,507
TOTAL NET ASSETS - 100.00%		$29,138,448

Percentages are stated as a percent of net assets.
(a)	Affiliate company. See Note 7.
(b)	Foreign Issued Security.
(c)	Non-income producing security.
(d)
Securities purchases pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of March 31, 2018, the value of these investments was $739,900, or 2.54% of total net assets.

See notes to financial statements.

Intrepid Select Fund

OPEN FORWARD CURRENCY CONTRACTS
March 31, 2018 (Unaudited)

			Amount of		Amount of
			Currency to		Currency to
	Forward	Currency	be Received	Currency	be Delivered	Unrealized
Counterparty	Settlement	to be	in Local	to be	in Local	Appreciation
of Contracts	Date	Received	Currency	Delivered	Currency	(Depreciation)
State Street Bank	06/22/2018	USD	1,072,592	AUD	1,400,000	$(2,940)
State Street Bank	06/22/2018	USD	137,890	AUD	175,000	3,449
State Street Bank	06/22/2018	AUD	610,000	USD	476,963	(8,338)
Bank of New
York Mellon	08/20/2018	USD	519,263	CAD	650,000	13,383
State Street Bank	09/05/2018	USD	591,311	GBP	427,000	(11,882)
State Street Bank	09/05/2018	USD	627,308	GBP	438,000	8,575
						$2,247

USD - U.S. Dollars
AUD - Australian Dollars
CAD - Canadian Dollars
GBP - British Pound

See notes to financial statements.

(This Page Intentionally Left Blank.)

Intrepid Funds

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2018 (Unaudited)

	Intrepid	Intrepid	Intrepid
	Capital Fund	Endurance Fund	Income Fund
ASSETS:
Investments, at value(1)
Unaffiliated issuers	$338,555,637	$120,801,900	$66,590,243
Affiliated issuers (see Note 7)	19,187,015	8,867,471	1,423,064
Income receivable	1,819,251	18,708	718,695
Receivable for fund shares sold	343,703	5,018	—
Receivable for investments sold	5,915,171	—	4,112,337
Cash	5,917,258	13,426,228	—
Appreciation on forward currency contracts	—	20,691	—
Deposit for forwards at broker	860,000	—	—
Other assets	48,847	27,157	11,054
Total assets	372,646,882	143,167,173	72,855,393
LIABILITIES:
Payable for fund shares redeemed	767,481	276,767	69,235
Payable for investment securities purchased	1,278,028	11,004	34,829
Depreciation on forward currency contracts	819,607	—	153
Payable to Investment Adviser	321,259	110,286	38,768
Payable to Trustees	9,545	5,609	1,997
Payable to Custodian	5,642	2,678	1,433
Payable for foreign currencies purchased	1,693	—	—
Distribution payable	495,919	—	19,254
Accrued distribution fees	15,411	22,529	—
Other expenses payable	130,368	92,853	42,604
Total liabilities	3,844,953	521,726	208,273
Total net assets	$368,801,929	$142,645,447	$72,647,120

See notes to financial statements.

Intrepid Funds

STATEMENT OF ASSETS AND LIABILITIES (continued)
March 31, 2018 (Unaudited)

	Intrepid	Intrepid	Intrepid
	Capital Fund	Endurance Fund	Income Fund
NET ASSETS CONSIST OF:
Capital Stock	$351,529,747	$146,570,745	$76,900,404
Accumulated net investment income (loss)	(7,663)	93,082	(8,777)
Accumulated undistributed net realized
gain (loss) on investments	(4,431,864)	1,219,343	(3,827,987)
Unrealized appreciation (depreciation) on:
Investments and foreign currency translation	22,531,316	(5,258,414)	(416,367)
Forward currency contracts	(819,607)	20,691	(153)
Total net assets	$368,801,929	$142,645,447	$72,647,120
Investor Class
Net assets	$72,259,610	$88,222,771	$—
Shares outstanding	6,249,940	6,362,544	—
Institutional Class
Net assets	296,542,319	54,422,676	72,647,120
Shares outstanding	25,633,024	3,828,895	7,877,735
Total shares outstanding (unlimited
shares of no par value authorized)	31,882,964	10,191,439	7,877,735
Investor Class Net asset value, offering
and redemption price per share(2)	$11.56	$13.87	$—
Institutional Class Net asset value, offering
and redemption price per share(2)	$11.57	$14.21	$9.22

(1) Cost of Investments
Unaffiliated Issuers	$301,215,046	$118,524,798	$66,631,093
Affiliated issuers (see Note 7)	33,994,591	16,402,823	1,798,657

(2)	If applicable, redemption price per share may be reduced by a 2.00% redemption fee for shares redeemed within 30 days of purchase.

See notes to financial statements.

Intrepid Funds

STATEMENT OF ASSETS AND LIABILITIES (continued)
March 31, 2018 (Unaudited)

	Intrepid	Intrepid
	Disciplined	International	Intrepid
	Value Fund	Fund	Select Fund
ASSETS:
Investments, at value(1)
Unaffiliated issuers	$28,116,901	$20,854,019	$21,829,436
Affiliated issuers (see Note 7)	1,650,718	8,786,114	3,166,505
Income receivable	12,545	186,778	16,130
Receivable for fund shares sold	159	91,333	194,361
Receivable for investments sold	673,295	—	46,875
Cash	4,311,616	1,570,557	3,986,275
Appreciation on forward currency contracts	—	43,714	2,247
Deposit for forwards at broker	260,000	—	—
Other assets	14,347	13,991	11,337
Total assets	35,039,581	31,546,506	29,253,166
LIABILITIES:
Payable for fund shares redeemed	—	14,931	38,226
Payable for investment securities purchased	—	173,907	21,420
Depreciation on forward currency contracts	80,686	—	—
Payable to Investment Adviser	24,496	22,518	17,944
Payable to Trustees	1,143	350	319
Payable to Custodian	476	10,559	598
Payable for foreign currencies purchased	—	221	—
Accrued distribution fees	6,630	14,955	9,018
Other expenses payable	35,924	29,686	27,193
Total liabilities	149,355	267,127	114,718
Total net assets	$34,890,226	$31,279,379	$29,138,448

See notes to financial statements.

Intrepid Funds

STATEMENT OF ASSETS AND LIABILITIES (continued)
March 31, 2018 (Unaudited)

	Intrepid	Intrepid
	Disciplined	International	Intrepid
	Value Fund	Fund	Select Fund
NET ASSETS CONSIST OF:
Capital Stock	$31,486,992	$30,845,819	$27,688,142
Accumulated net investment loss	(128,311)	(722,159)	(31,217)
Accumulated undistributed net realized
gain (loss) on investments	(744,823)	748,989	387,489
Unrealized appreciation (depreciation) on:
Investments and foreign currency translation	4,357,054	363,016	1,091,787
Forward currency contracts	(80,686)	43,714	2,247
Total net assets	$34,890,226	$31,279,379	$29,138,448
Investor Class
Net assets	$34,890,226	$31,279,379	$29,138,448
Shares outstanding	3,372,859	3,077,349	2,568,810
Total shares outstanding (unlimited
shares of no par value authorized)	3,372,859	3,077,349	2,568,810
Investor Class Net asset value, offering
and redemption price per share(2)	$10.34	$10.16	$11.34

(1) Cost of Investments
Unaffiliated Issuers	$23,451,132	$19,415,428	$19,528,292
Affiliated issuers (see Note 7)	1,959,433	9,872,167	4,375,807

(2)	If applicable, redemption price per share may be reduced by a 2.00% redemption fee for shares redeemed within 30 days of purchase.

See notes to financial statements.

Intrepid Funds

STATEMENT OF OPERATIONS
For the period ended March 31, 2018 (Unaudited)

	Intrepid	Intrepid	Intrepid
	Capital Fund	Endurance Fund	Income Fund
INVESTMENT INCOME:
Dividend income(1)
Unaffiliated issuers	$1,447,619	$157,695	$25,071
Affiliated issuers (See Note 7)	462,957	151,952	33,604
Interest income	3,361,833	957,053	1,341,048
Total investment income	5,272,409	1,266,700	1,399,723
Advisory fees (See Note 3)	2,047,863	817,848	289,811
Administration fees	150,518	61,133	28,804
Distribution (12b-1) fees -
Investor Class Only (See Note 4)	101,212	125,712	—
Fund accounting fees	80,411	36,687	17,740
Shareholder servicing fees and expenses	41,461	33,447	12,485
Custody fees	26,470	5,256	2,908
Federal and state registration	21,836	16,074	9,479
Trustees fees and expenses	18,330	8,638	3,624
Audit fees	15,382	15,382	15,382
Reports to shareholders	14,088	12,423	2,829
Insurance	11,145	6,207	2,091
Legal fees	5,204	5,018	4,455
Miscellaneous	4,660	2,549	1,009
Total expenses before Adviser waiver	2,538,580	1,146,374	390,617
Expenses waived by Adviser (See Note 3)	(82,326)	(80,137)	(42,844)
Total net expenses	2,456,254	1,066,237	347,773
Net investment income	2,816,155	200,463	1,051,950
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments and foreign currency translation	(2,837,910)	3,403,578	(323,775)
Investments in affiliated issuers (See Note 7)	2,979,910	(14,851)	(3,481)
Forward currency contracts	(2,554,023)	(130,916)	8,488
Net change in unrealized
appreciation (depreciation) on:
Investments and foreign currency translation	(2,154,280)	(4,225,274)	(127,264)
Forward currency contracts	2,255,820	195,596	12,332
Net realized and unrealized loss	(2,310,483)	(771,867)	(433,700)
Net increase (decrease) in net assets
resulting from operations	$505,672	$(571,404)	$618,250

(1) Net of foreign taxes withheld	$68,410	$21,566	$5,575

See notes to financial statements.

Intrepid Funds

STATEMENT OF OPERATIONS (continued)
For the period ended March 31, 2018 (Unaudited)

	Intrepid	Intrepid
	Disciplined	International	Intrepid
	Value Fund	Fund	Select Fund
INVESTMENT INCOME:
Dividend income(1)
Unaffiliated issuers	$257,391	$106,057	$92,009
Affiliated issuers (See Note 7)	36,194	178,760	41,096
Interest income	58,506	130,086	102,426
Total investment income	352,091	414,903	235,531
Advisory fees (See Note 3)	203,304	134,468	119,003
Distribution (12b-1) fees -
Investor Class Only (See Note 4)	20,330	9,570	29,551
Administration fees	15,415	10,415	8,973
Audit fees	15,382	15,382	15,382
Shareholder servicing fees and expenses	11,378	9,662	10,202
Fund accounting fees	9,616	6,512	4,255
Federal and state registration	7,211	10,031	10,644
Legal fees	5,817	5,263	3,997
Reports to shareholders	2,278	1,456	1,633
Trustees fees and expenses	1,997	914	826
Custody fees	1,457	25,185	1,410
Insurance	1,347	468	468
Miscellaneous	728	1,544	545
Total expenses before Adviser waiver	296,260	230,870	206,889
Expenses waived by Adviser (See Note 3)	(31,965)	(42,615)	(40,286)
Total net expenses	264,295	188,255	166,603
Net investment income	87,796	226,648	68,928
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments and foreign currency translation	569	723,438	574,247
Investments in affiliated issuers (See Note 7)	—	450,873	(4,845)
Forward currency contracts	101,934	242,694	(11,817)
Net change in unrealized
appreciation (depreciation) on:
Investments and foreign currency translation	(483,514)	(1,155,637)	(720,205)
Forward currency contracts	(101,853)	(158,970)	12,682
Net realized and unrealized gain (loss)	(482,864)	102,398	(149,938)
Net increase (decrease) in net assets
resulting from operations	$(395,068)	$329,046	$(81,010)

(1) Net of foreign taxes withheld	$14,902	$26,630	$4,662

See notes to financial statements.

Intrepid Capital Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	March 31, 2018	September 30, 2017
	(Unaudited)
OPERATIONS:
Net investment income	$2,816,155	$6,115,476
Net realized gain (loss) on investments
and foreign currency translation	(2,412,023)	13,047,641
Net change in unrealized appreciation	101,540	8,364,297
Net increase in assets
resulting from operations	505,672	27,527,414

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income - Investor Class	(701,291)	(2,118,775)
From net investment income - Institutional Class	(3,098,367)	(6,749,255)
From net realized gain - Investor Class	(1,590,005)	(2,292,178)
From net realized gain - Institutional Class	(6,592,627)	(5,793,689)
Total distributions	(11,982,290)	(16,953,897)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Investor Class	4,836,691	12,512,519
Proceeds from shares sold - Institutional Class	33,364,649	63,398,511
Proceeds from shares issued to holders in
reinvestment of dividends - Investor Class	2,209,636	4,271,425
Proceeds from shares issued to holders in
reinvestment of dividends - Institutional Class	7,774,189	9,679,669
Cost of shares redeemed - Investor Class(1)	(21,162,381)	(41,417,095)
Cost of shares redeemed - Institutional Class(2)	(59,591,088)	(32,261,163)
Net increase (decrease) in net assets
from capital share transactions	(32,568,304)	16,183,866

TOTAL INCREASE (DECREASE)
IN NET ASSETS	(44,044,922)	26,757,383

NET ASSETS:
Beginning of Period	412,846,851	386,089,468
End of Period (including accumulated
net investment income (loss) of
$(7,663) and $975,840)	$368,801,929	$412,846,851

(1)	Net of redemption fees of $421 and $466, respectively.
(2)	Net of redemption fees of $33 and $27, respectively.

See notes to financial statements.

Intrepid Endurance Fund

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Six Months Ended	Year Ended
	March 31, 2018	September 30, 2017
	(Unaudited)
OPERATIONS:
Net investment income (loss)	$200,463	$(114,366)
Net realized gain on investments
and foreign currency translation	3,257,811	6,442,228
Net change in unrealized depreciation	(4,029,678)	(5,630,136)
Net increase (decrease) in assets
resulting from operations	(571,404)	697,726

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income - Investor Class	(43,427)	—
From net investment income - Institutional Class	(63,954)	(12,431)
From net realized gain - Investor Class	(3,435,454)	(1,679,019)
From net realized gain - Institutional Class	(1,951,200)	(682,158)
Total distributions	(5,494,035)	(2,373,608)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Investor Class	2,847,972	17,981,541
Proceeds from shares sold - Institutional Class	7,418,532	5,955,334
Proceeds from shares issued to holders in
reinvestment of dividends - Investor Class	3,407,247	1,643,000
Proceeds from shares issued to holders in
reinvestment of dividends - Institutional Class	1,892,132	640,492
Cost of shares redeemed - Investor Class(1)	(39,604,169)	(73,815,581)
Cost of shares redeemed - Institutional Class(2)	(20,522,279)	(10,997,685)
Net decrease in net assets
from capital share transactions	(44,560,565)	(58,592,899)

TOTAL DECREASE IN NET ASSETS	(50,626,004)	(60,268,781)

NET ASSETS:
Beginning of Period	193,271,451	253,540,232
End of Period (including accumulated
net investment income of $93,082 and $0)	$142,645,447	$193,271,451

(1)	Net of redemption fees of $89 and $4,788, respectively.
(2)	Net of redemption fees of $0 and $143, respectively.

See notes to financial statements.

Intrepid Income Fund

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Six Months Ended	Year Ended
	March 31, 2018	September 30, 2017
	(Unaudited)
OPERATIONS:
Net investment income	$1,051,950	$2,323,743
Net realized loss on investments
and foreign currency translation	(318,768)	(291,118)
Net change in unrealized
appreciation (depreciation)	(114,932)	309,349
Net increase in assets
resulting from operations	618,250	2,341,974

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,075,149)	(2,310,320)
From net realized gain	—	—
Total distributions	(1,075,149)	(2,310,320)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	5,185,458	5,537,059
Proceeds from shares issued to holders in
reinvestment of dividends	1,020,227	2,176,087
Cost of shares redeemed(1)	(12,635,102)	(7,970,891)
Net decrease in net assets
from capital share transactions	(6,429,417)	(257,745)

TOTAL DECREASE IN NET ASSETS	(6,886,316)	(226,091)

NET ASSETS:
Beginning of Period	79,533,436	79,759,527
End of Period (including accumulated
net investment income (loss) of
$(8,777) and $14,422)	$72,647,120	$79,533,436

(1)	Net of redemption fees of $15 and $0, respectively.

See notes to financial statements.

Intrepid Disciplined Value Fund

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Six Months Ended	Year Ended
	March 31, 2018	September 30, 2017
	(Unaudited)
OPERATIONS:
Net investment income	$87,796	$7,300
Net realized gain on investments
and foreign currency translation	102,503	779,268
Net change in unrealized
appreciation (depreciation)	(585,367)	2,396,423
Net increase (decrease) in assets
resulting from operations	(395,068)	3,182,991

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(282,637)	(266,049)
From net realized gain	(1,009,593)	(1,703,809)
Total distributions	(1,292,230)	(1,969,858)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,215,950	3,827,908
Proceeds from shares issued to holders in
reinvestment of dividends	1,265,840	1,943,927
Cost of shares redeemed(1)	(11,360,742)	(9,519,831)
Net decrease in net assets
from capital share transactions	(8,878,952)	(3,747,996)

TOTAL DECREASE IN NET ASSETS	(10,566,250)	(2,534,863)

NET ASSETS:
Beginning of Period	45,456,476	47,991,339
End of Period (including accumulated
net investment income (loss) of
$(128,311) and $66,530)	$34,890,226	$45,456,476

(1)	Net of redemption fees of $32 and $3, respectively.

See notes to financial statements.

Intrepid International Fund

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Six Months Ended	Year Ended
	March 31, 2018	September 30, 2017
	(Unaudited)
OPERATIONS:
Net investment income	$226,648	$658,997
Net realized gain (loss) on investments
and foreign currency translation	1,417,005	(417,264)
Net change in unrealized
appreciation (depreciation)	(1,314,607)	1,223,158
Net increase in assets
resulting from operations	329,046	1,464,891

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income - Investor Class	(470,498)	(635,320)
From net realized gain - Investor Class	(862,040)	(125,755)
Total distributions	(1,332,538)	(761,075)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Investor Class	10,248,923	8,112,596
Proceeds from shares issued to holders in
reinvestment of dividends - Investor Class	1,326,196	754,574
Cost of shares redeemed - Investor Class(1)	(1,476,919)	(4,434,264)
Net increase in net assets
from capital share transactions	10,098,200	4,432,906

TOTAL INCREASE IN NET ASSETS	9,094,708	5,136,722

NET ASSETS:
Beginning of Period	22,184,671	17,047,949
End of Period (including accumulated
net investment loss of
$722,159 and $478,309)	$31,279,379	$22,184,671

(1)	Net of redemption fees of $3 and $965, respectively.

See notes to financial statements.

Intrepid Select Fund

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Six Months Ended	Year Ended
	March 31, 2018	September 30, 2017
	(Unaudited)
OPERATIONS:
Net investment income	$68,928	$177,300
Net realized gain on investments
and foreign currency translation	557,585	416,821
Net change in unrealized
appreciation (depreciation)	(707,523)	830,628
Net increase (decrease) in assets
resulting from operations	(81,010)	1,424,749

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(198,408)	(130,813)
From net realized gain	(454,398)	(901,846)
Total distributions	(652,806)	(1,032,659)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	11,634,007	10,086,033
Proceeds from shares issued to holders in
reinvestment of dividends	652,730	1,032,235
Cost of shares redeemed(1)	(1,055,054)	(4,700,532)
Net increase in net assets
from capital share transactions	11,231,683	6,417,736

TOTAL INCREASE IN NET ASSETS	10,497,867	6,809,826

NET ASSETS:
Beginning of Period	18,640,581	11,830,755
End of Period (including accumulated
net investment income (loss) of
$(31,217) and $98,263)	$29,138,448	$18,640,581

(1)	Net of redemption fees of $1,515 and $64, respectively.

See notes to financial statements.

Intrepid Capital Fund – Investor Class

FINANCIAL HIGHLIGHTS

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

	Period Ended
	March 31,		Year Ended September 30,
	2018		2017	2016		2015	2014	2013
	(Unaudited)
NET ASSET VALUE:
Beginning of period	$11.92		$11.62	$10.56		$12.69	$12.23	$11.69
OPERATIONS:
Net investment income(1)	0.09		0.16	0.26		0.18	0.12	0.18
Net realized and unrealized
gain (loss) on investment
securities	(0.10)		0.62	1.07		(1.00)	1.09	0.93
Total from operations(2)	(0.01)		0.78	1.33		(0.82)	1.21	1.11
LESS DISTRIBUTIONS:
From net investment income	(0.11)		(0.24)	(0.27)		(0.19)	(0.12)	(0.17)
From net realized gains	(0.24)		(0.24)	(0.00	)(3)	(1.12)	(0.63)	(0.40)
Total distributions	(0.35)		(0.48)	(0.27)		(1.31)	(0.75)	(0.57)
NET ASSET VALUE:
End of period	$11.56		$11.92	$11.62		$10.56	$12.69	$12.23
Total return	(0.14	)%(4)	6.86%	12.87%		(7.17)%	10.23%	9.89%
Net assets at end of
period (000s omitted)	$72,260		$88,405	$110,395		$149,504	$238,691	$228,500
RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.44	%(5)	1.44%	1.45%		1.42%	1.41%	1.42%
After expense
reimbursement/recoupment	1.40	%(5)	1.40%	1.40%		1.40%	1.40%	1.40%
RATIO OF NET INVESTMENT
INCOME TO AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.13	%(5)	1.26%	1.97%		1.45%	0.97%	1.37%
After expense
reimbursement/recoupment	1.17	%(5)	1.30%	2.02%		1.47%	0.98%	1.39%
Portfolio turnover rate	30	%(4)	47%	43%		54%	73%	57%

(1)	Net investment income per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustment for permanent book-to-tax differences.
(2)
Total from investment operations per share includes redemption fees of less than $0.01 per share for the six months ended March 31, 2018 and each of the five years ended September 30, 2017, 2016, 2015, 2014 and 2013.

(3)	The amount represents less than $0.01 per share.
(4)	Not Annualized.
(5)	Annualized.

See notes to financial statements.

Intrepid Capital Fund – Institutional Class

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

	Period Ended
	March 31,		Year Ended September 30,
	2018		2017	2016		2015	2014	2013
	(Unaudited)
NET ASSET VALUE:
Beginning of period	$11.92		$11.62	$10.56		$12.69	$12.24	$11.70
OPERATIONS:
Net investment income(1)	0.09		0.19	0.24		0.22	0.15	0.19
Net realized and unrealized
gain (loss) on investment
securities	(0.08)		0.62	1.12		(1.00)	1.08	0.95
Total from operations(2)	0.01		0.81	1.36		(0.78)	1.23	1.14
LESS DISTRIBUTIONS:
From net investment income	(0.12)		(0.27)	(0.30)		(0.23)	(0.15)	(0.20)
From net realized gains	(0.24)		(0.24)	(0.00	)(3)	(1.12)	(0.63)	(0.40)
Total distributions	(0.36)		(0.51)	(0.30)		(1.35)	(0.78)	(0.60)
NET ASSET VALUE:
End of period	$11.57		$11.92	$11.62		$10.56	$12.69	$12.24
Total return	0.01	%(4)	7.13%	13.16%		(6.92)%	10.41%	10.18%
Net assets at end of
period (000s omitted)	$296,542		$324,442	$275,694		$182,274	$233,759	$189,630
RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.19	%(5)	1.19%	1.20%		1.17%	1.16%	1.17%
After expense
reimbursement/recoupment	1.15	%(5)	1.15%	1.15%		1.15%	1.15%	1.15%
RATIO OF NET INVESTMENT
INCOME TO AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.39	%(5)	1.52%	2.13%		1.72%	1.23%	1.67%
After expense
reimbursement/recoupment	1.43	%(5)	1.56%	2.18%		1.74%	1.24%	1.69%
Portfolio turnover rate	30	%(4)	47%	43%		54%	73%	57%
(1)	Net investment income per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustment for permanent book-to-tax differences.
(2)
Total from investment operations per share includes redemption fees of less than $0.01 per share for the six months ended March 31, 2018 and each of the five years ended September 30, 2017, 2016, 2015, 2014 and 2013.

(3)	The amount represents less than $0.01 per share.
(4)	Not Annualized.
(5)	Annualized.

See notes to financial statements.

Intrepid Endurance Fund – Investor Class

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

	Period Ended
	March 31,		Year Ended September 30,
	2018		2017	2016	2015	2014	2013
	(Unaudited)
NET ASSET VALUE:
Beginning of period	$14.46		$14.55	$13.70	$16.18	$15.91	$15.80
OPERATIONS:
Net investment
income (loss)(1)(2)	0.01		(0.07)	(0.05)	(0.17)	(0.22)	(0.12)
Net realized and unrealized
gain (loss) on investment
securities	(0.09)		0.12	1.08	(0.71)	1.17	1.48
Total from operations(3)	(0.08)		0.05	1.03	(0.88)	0.95	1.36
LESS DISTRIBUTIONS:
From net investment income	(0.01)		—	(0.18)	—	—	—
From net realized gains	(0.50)		(0.14)	—	(1.60)	(0.68)	(1.25)
Total distributions	(0.51)		(0.14)	(0.18)	(1.60)	(0.68)	(1.25)
NET ASSET VALUE:
End of period	$13.87		$14.46	$14.55	$13.70	$16.18	$15.91
Total return	(0.63	)%(4)	0.36%	7.63%	(6.03)%	6.08%	9.25%
Net assets at end of
period (000s omitted)	$88,223		$125,433	$181,001	$216,933	$421,714	$566,624
RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.50	%(5)	1.46%	1.46%	1.42%	1.40%	1.42%
After expense
reimbursement/recoupment	1.40	%(5)	1.40%	1.40%	1.40%	1.40%	1.40%
RATIO OF NET INVESTMENT
INCOME (LOSS) TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	0.05	%(5)	(0.18)%	(0.34)%	(0.67)%	(1.11)%	(0.72)%
After expense
reimbursement/recoupment	0.15	%(5)	(0.12)%	(0.28)%	(0.65)%	(1.11)%	(0.70)%
Portfolio turnover rate	30	%(4)	43%	40%	75%	38%	30%

(1)	Net investment income per share is calculated using the average shares outstanding method for the six months ended March 31, 2018.
(2)
Net investment loss per share is calculated using the ending accumulated net investment loss balances prior to consideration or adjustment for permanent book-to-tax differences for each of the five years ended September 30, 2017, 2016, 2015, 2014 and 2013.

(3)
Total from investment operations per share includes redemption fees of less than $0.01 per share for the six months ended March 31, 2018 and each of the five years ended September 30, 2017, 2016, 2015, 2014 and 2013.

(4)	Not Annualized.
(5)	Annualized.

See notes to financial statements.

Intrepid Endurance Fund – Institutional Class

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

	Period Ended
	March 31,		Year Ended September 30,
	2018		2017		2016		2015	2014	2013
	(Unaudited)
NET ASSET VALUE:
Beginning of period	$14.81		$14.86		$13.97		$16.42	$16.09	$15.93
OPERATIONS:
Net investment
income (loss)(1)(2)	0.03		0.03		(0.00	)(3)	(0.06)	(0.16)	(0.09)
Net realized and unrealized
gain (loss) on investment
securities	(0.11)		0.06		1.08		(0.79)	1.17	1.50
Total from operations(4)	(0.08)		0.09		1.08		(0.85)	1.01	1.41
LESS DISTRIBUTIONS:
From net investment income	(0.02)		(0.00	)(3)	(0.19)		—	—	—
From net realized gains	(0.50)		(0.14)		—		(1.60)	(0.68)	(1.25)
Total distributions	(0.52)		(0.14)		(0.19)		(1.60)	(0.68)	(1.25)
NET ASSET VALUE:
End of period	$14.21		$14.81		$14.86		$13.97	$16.42	$16.09
Total return	(0.62	)%(5)	0.64%		7.85%		(5.68)%	6.39%	9.51%
Net assets at end of
period (000s omitted)	$54,423		$67,839		$72,539		$85,350	$238,722	$108,728
RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.25	%(6)	1.21%		1.21%		1.17%	1.15%	1.17%
After expense
reimbursement/recoupment	1.15	%(6)	1.15%		1.15%		1.15%	1.15%	1.15%
RATIO OF NET INVESTMENT
INCOME (LOSS) TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	0.31	%(6)	0.07%		(0.09)%		(0.44)%	(0.85)%	(0.47)%
After expense
reimbursement/recoupment	0.41	%(6)	0.13%		(0.03)%		(0.42)%	(0.85)%	(0.45)%
Portfolio turnover rate	30	%(5)	43%		40%		75%	38%	30%

(1)
Net investment income (loss) per share is calculated using the ending accumulated net investment income (loss) balances prior to consideration or adjustment for permanent book-to-tax differences for each of the four years ended September 30, 2017, 2015, 2014 and 2013.

(2)	Net investment income (loss) per share is calculated using the average shares outstanding method for the six months ended March 31, 2018 and the year ended September 30, 2016.
(3)	The amount represents less than $0.01 per share.
(4)	Total from investment operations per share includes redemption fees of less than $0.01 for each of the five years ended September 30, 2017, 2016, 2015, 2014 and 2013.
(5)	Not Annualized.
(6)	Annualized.

See notes to financial statements.

Intrepid Income Fund

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

	Period Ended
	March 31,		Year Ended September 30,
	2018		2017		2016	2015	2014		2013
	(Unaudited)
NET ASSET VALUE:
Beginning of period	$9.29		$9.29		$9.02	$9.65	$9.66		$9.80
OPERATIONS:
Net investment income(1)	0.13		0.27		0.28	0.30	0.28		0.30
Net realized and unrealized
gain (loss) on investment
securities	(0.07)		(0.00	)(2)	0.31	(0.56)	0.04		(0.01)
Total from operations(3)	0.06		0.27		0.59	(0.26)	0.32		0.29
LESS DISTRIBUTIONS:
From net investment income	(0.13)		(0.27)		(0.32)	(0.30)	(0.28)		(0.33)
From net realized gains	—		—		—	(0.07)	(0.05)		(0.10)
Total distributions	(0.13)		(0.27)		(0.32)	(0.37)	(0.33)		(0.43)
NET ASSET VALUE:
End of period	$9.22		$9.29		$9.29	$9.02	$9.65		$9.66
Total return	0.69	%(6)	2.92%		6.76%	(2.76)%	3.38%		3.03%
Net assets at end of
period (000s omitted)	$72,647		$79,533		$79,760	$84,988	$106,360		$74,828
RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.01	%(7)	1.01%		1.01%	0.96%	0.95	%(4)	0.98%
After expense
reimbursement/recoupment	0.90	%(7)	0.90%		0.90%	0.90%	0.90	%(4)	0.90%
RATIO OF NET INVESTMENT
INCOME TO AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	2.61	%(7)	2.77%		2.97%	3.05%	2.85	%(5)	2.96%
After expense
reimbursement/recoupment	2.72	%(7)	2.88%		3.08%	3.11%	2.90	%(5)	3.04%
Portfolio turnover rate	18	%(6)	49%		52%	51%	53%		78%

(1)	Net investment income per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustment for permanent book-to-tax differences.
(2)	The amount represents less than $0.01 per share.
(3)	Total from investment operations per share includes redemption fees of less than $0.01 per share for the six months ended March 31, 2018 and each of the two years ended September 30, 2014 and 2013.
(4)
Excludes expenses related to the Investor Class that was merged into the Institutional Class on January 31, 2014. With the inclusion of these expenses, the ratio would have been 0.98% and 0.93%, respectively.

(5)
Excludes income and expenses related to the Investor Class that was merged into the Institutional Class on January 31, 2014. With the inclusion of these expenses, the ratio would have been 2.83% and 2.88%, respectively.

(6)	Not Annualized.
(7)	Annualized.

See notes to financial statements.

Intrepid Disciplined Value Fund

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

	Period Ended
	March 31,		Year Ended September 30,
	2018		2017	2016	2015	2014	2013
	(Unaudited)
NET ASSET VALUE:
Beginning of period	$10.89		$10.62	$9.98	$11.22	$11.11	$10.48
OPERATIONS:
Net investment
income (loss)(1)	0.03		0.00 (2)	0.07	(0.01)	(0.06)	0.03
Net realized and unrealized
gain (loss) on investment
securities	(0.20)		0.70	1.07	(0.31)	1.08	1.36
Total from operations(3)	(0.17)		0.70	1.14	(0.32)	1.02	1.39
LESS DISTRIBUTIONS:
From net investment income	(0.08)		(0.06)	(0.04)	—	—	(0.07)
From net realized gains	(0.30)		(0.37)	(0.46)	(0.92)	(0.91)	(0.69)
Total distributions	(0.38)		(0.43)	(0.50)	(0.92)	(0.91)	(0.76)
NET ASSET VALUE:
End of period	$10.34		$10.89	$10.62	$9.98	$11.22	$11.11
Total return	(1.70	)%(4)	6.80%	11.91%	(3.32)%	9.69%	14.27%
Net assets at end of
period (000s omitted)	$34,890		$45,456	$47,991	$44,930	$46,137	$41,374
RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.46	%(5)	1.41%	1.34%	1.31%	1.57%	1.59%
After expense
reimbursement/recoupment	1.30	%(5)	1.30%	1.30%	1.30%	1.33%	1.40%
RATIO OF NET INVESTMENT
INCOME (LOSS) TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	0.27	%(5)	(0.10%)	0.62%	(0.14)%	(0.78)%	0.03%
After expense
reimbursement/recoupment	0.43	%(5)	0.01%	0.66%	(0.13)%	(0.54)%	0.22%
Portfolio turnover rate	20	%(4)	13%	32%	71%	66%	30%

(1)	Net investment income (loss) per share is calculated using the ending accumulated net investment income (loss) balances prior to consideration or adjustment for permanent book-to-tax differences.
(2)	The amount represents less than $0.01 per share.
(3)
Total from investment operations per share includes redemption fees of less than $0.01 per share for the six months ended March 31, 2018 and each of the three years ended September 30, 2017, 2016, and 2014.

(4)	Not Annualized.
(5)	Annualized.

See notes to financial statements.

Intrepid International Fund

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

			Year Ended		December 30, 2014(1)
	Period Ended		September 30,		through
	March 31, 2018		2017	2016	September 30, 2015
	(Unaudited)
NET ASSET VALUE:
Beginning of period	$10.40		$10.16	$9.95	$10.00
OPERATIONS:
Net investment income(2)	0.17		0.36	0.51	0.06
Net realized and unrealized
gain (loss) on investment
securities	0.11		0.32	0.60	(0.11)
Total from operations(3)	0.28		0.68	1.11	(0.05)
LESS DISTRIBUTIONS:
From net investment income	(0.18)		(0.37)	(0.72)	—
From net realized gains	(0.34)		(0.07)	(0.18)	—
Total distributions	(0.52)		(0.44)	(0.90)	—
NET ASSET VALUE:
End of period	$10.16		$10.40	$10.16	$9.95
Total return	2.54	%(4)	7.05%	12.67%	(0.50	)%(4)
Net assets at end of
period (000s omitted)	$31,279		$22,185	$17,048	$7,573
RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.72	%(5)	2.14%	2.50%	4.07	%(5)
After expense
reimbursement/recoupment	1.40	%(5)	1.40%	1.40%	1.40	%(5)
RATIO OF NET INVESTMENT
INCOME (LOSS) TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.37	%(5)	2.67%	3.46%	(1.47	)%(5)
After expense
reimbursement/recoupment	1.69	%(5)	3.41%	4.56%	1.20	%(5)
Portfolio turnover rate	23	%(4)	51%	33%	32	%(4)

(1)	Commencement of Operations.
(2)	Net investment income per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustment for permanent book-to-tax differences.
(3)	Total from investment operations per share includes redemption fees of less than $0.01 per share for the six months ended March 31, 2018 and each of the two years ended September 30, 2017 and 2016.
(4)	Not annualized.
(5)	Annualized.

See notes to financial statements.

Intrepid Select Fund

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

			Year Ended		July 31, 2015(1)
	Period Ended		September 30,		through
	March 31, 2018		2017	2016	September 30, 2015
	(Unaudited)
NET ASSET VALUE:
Beginning of period	$11.49		$11.43	$9.17	$10.00
OPERATIONS:
Net investment income(2)	0.02		0.12	0.08	0.02
Net realized and unrealized
gain (loss) on investment
securities	0.14		0.78	2.20	(0.85)
Total from operations(3)	0.16		0.90	2.28	(0.83)
LESS DISTRIBUTIONS:
From net investment income	(0.09)		(0.11)	(0.02)	—
From net realized gains	(0.22)		(0.73)	—	—
Total distributions	(0.31)		(0.84)	(0.02)	—
NET ASSET VALUE:
End of period	$11.34		$11.49	$11.43	$9.17
Total return	1.28	%(4)	8.49%	24.89%	(8.30	)%(4)
Net assets at end of
period (000s omitted)	$29,138		$18,641	$11,831	$1,390
RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.74	%(5)	1.96%	3.02%	21.45	%(5)
After expense
reimbursement/recoupment	1.40	%(5)	1.40%	1.40%	1.40	%(5)
RATIO OF NET INVESTMENT
INCOME (LOSS) TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	0.24	%(5)	0.55%	(0.30)%	(18.42	)%(5)
After expense
reimbursement/recoupment	0.58	%(5)	1.11%	1.32%	1.63	%(5)
Portfolio turnover rate	25	%(4)	29%	64%	1	%(4)
(1)	Commencement of Operations.
(2)	Net investment income per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustment for permanent book-to-tax differences.
(3)	Total from investment operations per share includes redemption fees of less than $0.01 per share for the six months ended March 31, 2018 and each of the two years ended September 30, 2017 and 2016.
(4)	Not annualized.
(5)	Annualized.

See notes to financial statements.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS
March 31, 2018 (Unaudited)

1.	ORGANIZATION

Intrepid Capital Management Funds Trust (the “Trust”) was organized as a Delaware Statutory Trust on August 27, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies.  At March 31, 2018, the Trust consisted of six series (the “Funds”): Intrepid Capital Fund, Intrepid Endurance Fund, Intrepid Income Fund, Intrepid Disciplined Value Fund, Intrepid International Fund and Intrepid Select Fund.  The Intrepid Capital Fund’s Investor Class commenced operations on January 3, 2005, the Intrepid Capital Fund’s Institutional Class commenced operations on April 30, 2010, the Intrepid Endurance Fund’s Investor Class commenced operations on October 3, 2005, the Intrepid Endurance Fund’s Institutional Class commenced operations on November 3, 2009, the Intrepid Income Fund’s Investor Class commenced operations on July 2, 2009 and ceased operations on January 31, 2014.  Effective as of the close of business on January 31, 2014 all Investor Class shares of the Intrepid Income Fund were converted into Institutional Class shares.  The Intrepid Income Fund’s Institutional Class commenced operations on August 16, 2010, the Intrepid Disciplined Value Fund’s Investor Class commenced operations on October 31, 2007, the Intrepid International Fund’s Investor Class commenced operations on December 30, 2014, and the Intrepid Select Fund’s Investor Class commenced operations on July 31, 2015.  The Intrepid Disciplined Value Fund’s, the Intrepid International Fund’s, and the Intrepid Select Fund’s Institutional Class are not available for sale.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States (“GAAP”).  The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Investment Companies.

Valuation of Securities

The Trust has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2018 (Unaudited)

• Level 1 –	Quoted prices in active markets for identical securities.

• Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Equity investments, including common stocks, foreign issued common stocks, exchange-traded funds, closed end mutual funds, real estate investments trusts and certain preferred securities, which are traded on an exchange (other than The NASDAQ OMX Group, Inc., referred to as “NASDAQ”) are valued at the last sale price reported by the exchange on which the securities are primarily traded on the day of valuation.  Securities that are traded on NASDAQ under one of its three listing tiers, NASDAQ Global Market, NASDAQ Global Select Market and NASDAQ Capital Market, are valued at the NASDAQ Official Closing Price.  If there are no sales on a given day for securities traded on an exchange, the latest bid quotation will be used.  If there is no Nasdaq Official Closing Price for a Nasdaq-listed security or sale price available for an over-the-counter security, the latest bid quotations from Nasdaq will be used.  When using the market quotations or closing price provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security.  When using the latest bid quotation, the security will be classified as Level 2.

Investment in mutual funds, including money market funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds and will be classified as Level 1 securities.

Debt securities, such as corporate bonds, convertible bonds, senior loans, and U.S. government agency issues for which market quotations are not readily available may be valued based on information supplied by independent pricing services using matrix pricing formulas and/or independent broker bid quotations.  Debt securities with remaining maturities of 60 days or less may be valued on an amortized cost basis to the extent it is equivalent to fair value, which involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating rates on the fair value of the instrument.  Amortized cost will not be used if it does not approximate fair value, due to credit or other impairments of the issuer.  These securities will generally be classified as Level 2 securities.

Options can diverge from the prices of their underlying instruments.  These are valued at the composite last price reported by the exchange on which the options are primarily traded on the day of the valuation and are classified as Level 1.  If there is no composite last price on a given day the latest bid will be used.  When using the latest bid quotation, these contracts are classified as Level 2.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2018 (Unaudited)

Forward currency contracts derive their value from the underlying currency prices.  These are valued by a pricing service using pricing models.  The models use inputs that are observed from active markets, such as exchange rates.  These contracts are classified as Level 2.

Futures contracts are valued at the last sale price at the close of trading on the relevant exchange or board of trade.  If there was no sale on the applicable exchange or board of trade on such day, they are valued at the average of the quoted bid and asked prices as of the close of such exchange or board of trade.  When using the market quotations and when the market is considered active, the contract will be classified as Level 1.

Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ adviser pursuant to procedures established under the general supervision and responsibility of the Funds’ Board of Trustees and will be classified as Level 3 assets.

The inputs of methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2018 (Unaudited)

As of March 31, 2018, the Funds’ assets and liabilities carried at fair value were classified as follows:

Intrepid Capital Fund

Description	Level 1	Level 2	Level 3	Total
Assets
Total Common Stocks*	$223,576,767	$—	$—	$223,576,767
Total Convertible Bonds*	—	10,796,779	—	10,796,779
Corporate Bonds
Capital Goods	—	9,522,361	—	9,522,361
Commercial &
Professional Services	—	11,685,978	—	11,685,978
Consumer Durables
& Apparel	—	—	3,481,170	3,481,170
Consumer Services	—	10,859,335	—	10,859,335
Diversified Financials	—	1,463,984	—	1,463,984
Energy	—	6,500,000	—	6,500,000
Health Care Equipment
& Services	—	9,192,206	—	9,192,206
Household &
Personal Products	—	3,071,756	—	3,071,756
Materials	—	13,788,479	—	13,788,479
Media	—	5,532,480	—	5,532,480
Retailing	—	19,089,866	—	19,089,866
Software & Services	—	7,331,179	—	7,331,179
Total Corporate Bonds	—	98,037,624	3,481,170	101,518,794
Money Market Fund*	16,862,045	—	—	16,862,045
U.S. Treasury Bill*	—	4,988,267	—	4,988,267
Net Unrealized
Appreciation on
Forward Currency
Contract	—	415,335	—	415,335
Total Assets	$240,438,812	$114,238,005	$3,481,170	$358,157,987
Liabilities
Net Unrealized
Depreciation on
Forward Currency
Contracts	$—	$(1,234,942)	$—	$(1,234,942)
Total Liabilities	$—	$(1,234,942)	$—	$(1,234,942)

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2018 (Unaudited)

Intrepid Endurance Fund

Description	Level 1	Level 2	Level 3	Total
Assets
Total Common Stocks*	$19,489,273	$—	$—	$19,489,273
Total Exchange-
Traded Fund*	3,284,340	—	—	3,284,340
Total Convertible Bonds*	—	3,286,540	—	3,286,540
U.S. Treasury Bills*	—	103,609,218	—	103,609,218
Net Unrealized
Appreciation on
Forward Currency
Contract	—	54,799	—	54,799
Total Assets	$22,773,613	$106,950,557	$—	$129,724,170
Liabilities
Net Unrealized
Depreciation on
Forward Currency
Contracts	$—	$(34,108)	$—	$(34,108)
Total Liabilities	$—	$(34,108)	$—	$(34,108)

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2018 (Unaudited)

Intrepid Income Fund

Description	Level 1	Level 2	Level 3	Total
Assets
Total Common Stocks*	$1,155,934	$—	$—	$1,155,934
Total Preferred Stocks*	804,479	—	—	804,479
Total Convertible Bonds*	—	5,202,305	—	5,202,305
Corporate Bonds
Capital Goods	—	5,284,313	—	5,284,313
Commercial &
Professional Services	—	4,386,902	—	4,386,902
Consumer Durables
& Apparel	—	—	1,491,930	1,491,930
Consumer Services	—	2,851,855	—	2,851,855
Diversified Financials	—	567,916	—	567,916
Food, Beverage & Tobacco	—	1,772,689	—	1,772,689
Health Care Equipment
& Services	—	3,819,941	—	3,819,941
Household & Personal
Products	—	1,220,144	—	1,220,144
Materials	—	5,973,495	—	5,973,495
Media	—	3,492,610	—	3,492,610
Retailing	—	10,797,303	—	10,797,303
Software & Services	—	5,183,088	—	5,183,088
Technology Hardware
& Equipment	—	2,997,000	—	2,997,000
Total Corporate Bonds	—	48,347,256	1,491,930	49,839,186
U.S. Government Notes*	—	4,485,644	—	4,485,644
Money Market Fund*	5,027,619	—	—	5,027,619
U.S. Treasury Bill*	—	1,498,140	—	1,498,140
Net Unrealized
Appreciation on
Forward Currency
Contracts	—	7,415	—	7,415
Total Assets	$6,988,032	$59,540,760	$1,491,930	$68,020,722
Liabilities
Net Unrealized
Depreciation on
Forward Currency
Contract	$—	$(7,568)	$—	$(7,568)
Total Liabilities	$—	$(7,568)	$—	$(7,568)

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2018 (Unaudited)

Intrepid Disciplined Value Fund
Description	Level 1	Level 2	Level 3	Total
Assets
Total Common Stocks*	$22,775,677	$—	$—	$22,775,677
U.S. Treasury Bill*	—	6,991,942	—	6,991,942
Total Assets	$22,775,677	$6,991,942	$—	$29,767,619
Liabilities
Net Unrealized
Depreciation on
Forward Currency
Contract	$—	$(80,686)	$—	$(80,686)
Total Liabilities	$—	$(80,686)	$—	$(80,686)

Intrepid International Fund
Description	Level 1	Level 2	Level 3	Total
Assets
Total Common Stocks*	$21,703,878	$—	$—	$21,703,878
Total Preferred Stocks*	4,091,438	—	—	4,091,438
Total Convertible Bond*	—	892,780	—	892,780
U.S. Treasury Bills*	—	2,952,037	—	2,952,037
Net Unrealized
Appreciation on
Forward Currency
Contracts	—	107,501	—	107,501
Total Assets	$25,795,316	$3,952,318	$—	$29,747,634
Liabilities
Net Unrealized
Depreciation on
Forward Currency
Contracts	$—	$(63,787)	$—	$(63,787)
Total Liabilities	$—	$(63,787)	$—	$(63,787)

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2018 (Unaudited)

Intrepid Select Fund
Description	Level 1	Level 2	Level 3	Total
Assets
Total Common Stocks*	$21,974,578	$—	$—	$21,974,578
Total Exchange-
Traded Funds*	1,966,041	—	—	1,966,041
Total Convertible Bonds*	—	1,055,322	—	1,055,322
Net Unrealized
Appreciation on
Forward Currency
Contracts	—	25,407	—	25,407
Total Assets	$23,940,619	$1,080,729	$—	$25,021,348
Liabilities
Net Unrealized
Depreciation on
Forward Currency
Contracts	$—	$(23,160)	$—	$(23,160)
Total Liabilities	$—	$(23,160)	$—	$(23,160)

*	For further information regarding security characteristics, please see the Schedules of Investments.

Below is a reconciliation that details the transfer of securities between Level 1 and Level 2 during the reporting period:

Intrepid
International
Fund
Transfers Into Level 1	$—
Transfers Out of Level 1	(684,885)
Net Transfer Out of Level 1	(684,885)
Transfers Into Level 2	684,885
Transfers Out of Level 2	—
Net Transfers Into Level 2	$684,885

The movement from Level 1 to Level 2 in the International Fund was from the security being priced using the bid price due to the lack of trading volume on March 31, 2018.

There were no transfers of securities between Level 1 and Level 2 during the reporting period for the Intrepid Capital Fund, Intrepid Endurance Fund, Intrepid Disciplined Value Fund or Intrepid Select Fund.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2018 (Unaudited)

Below is a reconciliation that details the activity of securities in Level 3 during the current fiscal period.

	Intrepid	Intrepid
	Capital Fund	Income Fund
Beginning Balance - October 1, 2017	$—	$—
Purchases	3,500,000	1,500,000
Sales	—	—
Realized gains	—	—
Realized losses	—	—
Change in unrealized appreciation	(18,830)	(8,070)
Net Transfers Into Level 3	—	—
Ending Balance - March 31, 2018	$3,481,170	$1,491,930

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3.

	Type of		Fair Value	Valuation	Unobservable
Fund	Security	Industry	at 3/31/2018	Techniques	Inputs	Range
Intrepid	Corporate	Consumer	$3,481,170	Latest Comparable	Financing	$99.46-
Capital	Bond	Durables		Index Valuation	Prices	$100.00
Fund		& Apparel		Change

Intrepid	Corporate	Consumer	$1,491,930	Latest Comparable	Financing	$99.46-
Income	Bond	Durables		Index Valuation	Prices	$100.00
Fund		& Apparel		Change

The significant unobservable inputs used in the fair value measurement of the corporate bond are the most recent financing prices of the portfolio company, which approximate the companies’ value in the market place. Due to various factors, including, but not limited to, similar duration and overall credit quality a latest comparable index valuation change is applied to the corporate bond value on a daily basis.

An increase in the latest comparable index valuation change could increase the value of the portfolios’ security. A decrease in the latest comparable index valuation change could decrease the value of the portfolios’ security. On the occasion there is a material event, pricing may be based on alternative methodologies such as recent trades; or a pricing matrix, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.  These methods may also be used if there are significant changes in the commonalities between the comparable index and the portfolio company.

Derivative Instruments and Hedging Activities

The Funds’ adviser may use derivative instruments, such as forward currency contracts, as a means to manage exposure to different types of risk, including market

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2018 (Unaudited)

risk and exchange rate risk, and to gain exposure to underlying securities. During the period ended March 31, 2018, the Intrepid Capital Fund, the Intrepid Endurance Fund, the Intrepid Income Fund, the Intrepid Disciplined Value Fund, the Intrepid International Fund and the Intrepid Select Fund held derivative instruments.

Forward Currency Contracts

The Intrepid Capital Fund, the Intrepid Endurance Fund, the Intrepid Income Fund, the Intrepid Disciplined Value Fund, the Intrepid International Fund and the Intrepid Select Fund used forward currency contracts during the period for the purpose of hedging exposures to non-U.S. dollar denominated assets. In general the use of these contracts may reduce the overall risk level in a fund, but may also lower fund performance. The use of these contracts does not create leverage in the Funds, but does expose the Funds to counterparty credit risk. When the contract is settled, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it settled.

Effect of Forward Currency Contracts on the Statement of Operations for the period ended March 31, 2018

	Change in unrealized	Realized gain (loss)
	appreciation (depreciation)	on forward
	on forward currency contracts	currency contracts
Intrepid Capital Fund	$2,255,820	$(2,554,023)
Intrepid Endurance Fund	$195,596	$(130,916)
Intrepid Income Fund	$12,332	$8,488
Intrepid Disciplined Value Fund	$(101,853)	$101,934
Intrepid International Fund	$(158,970)	$242,694
Intrepid Select Fund	$12,682	$(11,817)

The average monthly notional amounts of forward currency contracts during the period ended March 31, 2018 were as follows:

				Intrepid
	Intrepid	Intrepid	Intrepid	Disciplined
Long Positions	Capital Fund	Endurance Fund	Income Fund	Value Fund
Forward currency
contracts	$8,095,800	$2,186,071	$624,965	$939,949

				Intrepid
	Intrepid	Intrepid	Intrepid	Disciplined
Short Positions	Capital Fund	Endurance Fund	Income Fund	Value Fund
Forward currency
contracts	$50,748,356	$8,682,190	$1,822,882	$4,172,434

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2018 (Unaudited)

	Intrepid
	International	Intrepid
Long Positions	Fund	Select Fund
Forward currency
contract	$1,215,078	$389,196

	Intrepid
	International	Intrepid
Short Positions	Fund	Select Fund
Forward currency
contracts	$20,494,110	$2,349,568

Long position forward currency contracts are received and settled in foreign currency. Short position forward currency contracts are received and settled in U.S. dollar.

Offsetting on the Statement of Assets and Liabilities

For financial reporting purposes, the Fund offsets financial assets and financial liabilities that are subject to master netting arrangements or similar agreements within appreciation on forward currency contracts and depreciation on forward currency contracts on the Statements of Assets and Liabilities.

As of March 31, 2018, the amount of derivative assets and liabilities by type that are subject to offsetting for the Intrepid Capital Fund, the Intrepid Endurance Fund, the Intrepid Income Fund, the Intrepid International Fund and the Intrepid Select Fund are as follows:

Forward Currency Contracts*

				Gross Amounts not
				Offset in the Statements
			Net	of Assets and Liabilities
		Gross	Amounts
		Amounts	of Assets
	Gross	Offset	Presented
	Amounts	in the	in the
	of	Statements	Statements		Collateral
	Recognized	of Assets &	of Assets &	Financial	Amounts	Net
	Assets	Liabilities	Liabilities	Instruments	Received	Amount
Intrepid Capital Fund	$415,335	$(415,335)	$—	$—	$—	$—
Intrepid Endurance Fund	$54,799	$(34,108)	$20,691	$—	$—	$20,691
Intrepid Income Fund	$7,415	$(7,415)	$—	$—	$—	$—
Intrepid
International Fund	$107,501	$(63,787)	$43,714	$—	$—	$43,714
Intrepid Select Fund	$25,407	$(23,160)	$2,247	$—	$—	$2,247

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2018 (Unaudited)

				Gross Amounts not
				Offset in the Statements
			Net	of Assets and Liabilities
		Gross	Amounts of
		Amounts	Liabilities
	Gross	Offset	Presented
	Amounts	in the	in the
	of	Statements	Statements		Collateral
	Recognized	of Assets &	of Assets &	Financial	Amounts	Net
	Liabilities	Liabilities	Liabilities	Instruments	Pledged	Amount
Intrepid Capital Fund	$1,234,942	$(415,335)	$(819,607)	$—	$—	$(819,607)
Intrepid Endurance Fund	$34,108	$(34,108)	$—	$—	$—	$—
Intrepid Income Fund	$7,568	$(7,415)	$(153)	$—	$—	$(153)
Intrepid
International Fund	$63,787	$(63,787)	$—	$—	$—	$—
Intrepid Select Fund	$23,160	$(23,160)	$—	$—	$—	$—

*	The respective counterparties for each contract are disclosed in the open forward currency contracts detail within the Schedule of Investments.

As of March 31, 2018, the gross amount of derivative assets and liabilities which were not offset for the Intrepid Disciplined Value Fund are presented gross on the Statement of Assets and Liabilities.

Derivative Risk

The risks of using the types of derivatives in which the Funds may engage include the risk that movements in the value of the derivative may not fully offset or complement instruments currently held in the Funds in the manner intended by the Funds' adviser; the risk that the counterparty to a derivative contract may fail to comply with their obligations to the Fund; the risk that the derivative may not possess a liquid secondary market at a time when the Fund would look to disengage the position; the risk that additional capital from the Fund may be called upon to fulfill the conditions of the derivative contract; and the risk that the cost of the derivative contracts may reduce the overall returns experienced by the Funds.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Indemnification

In the normal course of business the Funds enter into contracts that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2018 (Unaudited)

Foreign Currency Transactions

The books and records are maintained in U.S. dollars.  Foreign currency denominated transactions (i.e. market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange.  The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are reflected in net realized and unrealized gain or loss on investments and foreign currency translation.

The value of a Fund’s foreign investments may be significantly affected by changes in currency exchange rates and the Fund may incur costs in converting securities denominated in foreign currencies to U.S. dollars. In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes, which would reduce the Fund’s income without providing a tax credit for the Fund’s shareholders. Although each Fund intends to invest in securities of foreign issuers domiciled in nations which the Adviser considers as having stable and friendly governments, there is the possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which would affect investments in those nations.

Securities Transactions and Investment Income

The Funds record security transactions based on trade date.  Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective yield method.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.  Net realized gains or losses are determined using the identified cost method.

Distribution to Shareholder Policy

Dividends from net investment income, if any, are declared and paid quarterly.  Distributions of net realized capital gains, if any, are declared and paid at least annually.

Federal Income Taxes

The Funds comply with, and intend to continue to comply with, the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from Federal income taxes.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2018 (Unaudited)

Allocation of Income, Expenses, and Gains/Losses

Income, expenses (other than those deemed to be attributable to a specific share class), and gains and losses of each Fund are allocated to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of that Fund.  Expenses deemed directly attributable to a specific class of shares are charged against the operations of such class.  Most Fund expenses are allocated by class based on relative net assets.

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

Subsequent Events Evaluation

As of May 18, 2018, Clay Kirkland, CFA, assumed responsibility for the day-to-day management of the portfolio of the Intrepid Disciplined Value Fund. Prior to that date, Mark Travis had responsibility for the portfolio management of the Intrepid Disciplined Value Fund. Mr. Travis continues to be a part of the investment team of the Intrepid Disciplined Value Fund. Mr. Kirkland, CFA, has worked for the Adviser since 2012.

In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events after the Statement of Assets and Liabilities date of March 31, 2018 through the date the financial statements were available for issue. This evaluation did not result in any subsequent events, other than those noted above, that necessitated disclosure and/or adjustments.

3.	INVESTMENT ADVISER

The Trust has an Investment Advisory Agreement (the “Agreement”) with Intrepid Capital Management, Inc. (the “Adviser”), with whom certain officers and Trustees of the Trust are affiliated, to furnish investment advisory services to the Funds.  Under the terms of the Agreement, the Trust, on behalf of the Funds, compensates the Adviser for its management services on the Intrepid Capital Fund and Intrepid Disciplined Value Fund at the annual rate of 1.00% on the first $500 million of average daily net assets and 0.80% on each of the Fund’s average daily net assets in excess of $500 million, on the Intrepid Endurance Fund, Intrepid International Fund and Intrepid Select Fund at an annual rate of 1.00% of average daily net assets, and on Intrepid Income Fund at the annual rate of 0.75% of average daily net assets.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2018 (Unaudited)

For the Intrepid Capital Fund and the Intrepid Endurance Fund, the Adviser agreed to waive its management fee and/or reimburse other expenses of each of the Funds, including organization expenses, to the extent necessary to ensure that each Fund’s operating expenses did not exceed 1.40% of each Fund’s Investor Class average daily net assets and 1.15% of average daily net assets of each Fund’s Institutional Class.  For the Intrepid Income Fund, the Adviser agreed to waive its management fee and/or reimburse other expenses of the Fund, including organization expenses, to the extent necessary to ensure that the Fund’s operating expenses did not exceed 0.90% of average daily net assets.  For the Intrepid Disciplined Value Fund, the Adviser agreed to waive its management fee and/or reimburse other expenses of the Fund, including organization expenses, to the extent necessary to ensure that the Fund’s operating expenses did not exceed 1.30% of average daily net assets.  The Intrepid Disciplined Value Fund’s expenses were previously capped at 1.40% of average daily net assets for the period of January 31, 2011 through January 31, 2014.  For the Intrepid International Fund and the Intrepid Select Fund, the Adviser agreed to waive its management fee and/or reimburse other expenses of each Fund, including organization expenses, to the extent necessary to ensure that each Fund’s operating expenses did not exceed 1.40% of average daily assets.  Any such waivers or reimbursements for the Funds are subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses on a monthly basis during the fiscal year are less than the respective expense cap limitations, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.  Waived/reimbursed expenses subject to potential recovery by year of expiration are as follows:

	Year of Expiration
	2019	2020	2021
Intrepid Capital Fund	$137,643	$141,158	$175,167
Intrepid Endurance Fund	156,824	131,353	128,609
Intrepid Income Fund	71,561	93,631	83,957
Intrepid Disciplined Value Fund	9,471	29,172	66,725
Intrepid International Fund	125,900	121,421	125,097
Intrepid Select Fund	90,621	94,160	91,762

4.	DISTRIBUTION PLAN

The Trust, on behalf of the Funds, has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which provides that the Funds may reimburse the Funds’ distributor or others at an annual rate of up to 0.25% of the average daily net assets of the Investor Class of the Capital Fund and the Endurance Fund and the sole class of the Disciplined Value Fund, the International Fund and the Select Fund.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2018 (Unaudited)

Quasar Distributors, LLC serves as the distributor to the Funds.  Quasar Distributors, LLC is an affiliated company of U.S. Bank, N.A.

5.	INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities (excluding short-term securities) by the Funds for the period ended March 31, 2018 were as follows:

	Non-U.S. Government		U.S. Government
	Purchases	Sales	Purchases	Sales
Intrepid Capital Fund	$110,563,099	$104,420,514	$—	$—
Intrepid Endurance Fund	9,442,203	22,678,495	—	—
Intrepid Income Fund	10,331,707	27,262,324	1,497,660	—
Intrepid Disciplined
Value Fund	5,421,268	11,205,728	—	—
Intrepid International Fund	12,137,291	5,255,910	—	—
Intrepid Select Fund	13,554,488	5,136,380	—	—

6.	CAPITAL SHARE TRANSACTIONS

Intrepid Capital Fund – Investor Class
	Six Months Ended	Year Ended
	March 31, 2018	September 30, 2017
Shares sold	398,423	1,065,823
Shares issued to holders in
reinvestment of dividends	184,637	369,546
Shares redeemed	(1,750,227)	(3,518,354)
Net decrease in shares	(1,167,167)	(2,082,985)
Shares outstanding:
Beginning of period	7,417,107	9,500,092
End of period	6,249,940	7,417,107

Intrepid Capital Fund – Institutional Class
	Six Months Ended	Year Ended
	March 31, 2018	September 30, 2017
Shares sold	2,733,824	5,406,533
Shares issued to holders in
reinvestment of dividends	649,440	835,264
Shares redeemed	(4,968,879)	(2,744,008)
Net increase (decrease) in shares	(1,585,615)	3,497,789
Shares outstanding:
Beginning of period	27,218,639	23,720,850
End of period	25,633,024	27,218,639

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2018 (Unaudited)

Intrepid Endurance Fund – Investor Class
	Six Months Ended	Year Ended
	March 31, 2018	September 30, 2017
Shares sold	199,332	1,248,598
Shares issued to holders in
reinvestment of dividends	241,307	114,735
Shares redeemed	(2,750,215)	(5,127,486)
Net decrease in shares	(2,309,576)	(3,764,153)
Shares outstanding:
Beginning of period	8,672,120	12,436,273
End of period	6,362,544	8,672,120

Intrepid Endurance Fund – Institutional Class
	Six Months Ended	Year Ended
	March 31, 2018	September 30, 2017
Shares sold	502,904	403,939
Shares issued to holders in
reinvestment of dividends	130,762	43,749
Shares redeemed	(1,386,456)	(747,010)
Net decrease in shares	(752,790)	(299,322)
Shares outstanding:
Beginning of period	4,581,685	4,881,007
End of period	3,828,895	4,581,685

Intrepid Income Fund
	Six Months Ended	Year Ended
	March 31, 2018	September 30, 2017
Shares sold	556,586	595,589
Shares issued to holders in
reinvestment of dividends	110,133	234,840
Shares redeemed	(1,353,275)	(856,220)
Net decrease in shares	(686,556)	(25,791)
Shares outstanding:
Beginning of period	8,564,291	8,590,082
End of period	7,877,735	8,564,291

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2018 (Unaudited)

Intrepid Disciplined Value Fund
	Six Months Ended	Year Ended
	March 31, 2018	September 30, 2017
Shares sold	112,235	357,864
Shares issued to holders in
reinvestment of dividends	118,303	186,737
Shares redeemed	(1,033,194)	(886,501)
Net decrease in shares	(802,656)	(341,900)
Shares outstanding:
Beginning of period	4,175,515	4,517,415
End of period	3,372,859	4,175,515

Intrepid International Fund
	Six Months Ended	Year Ended
	March 31, 2018	September 30, 2017
Shares sold	954,750	826,212
Shares issued to holders in
reinvestment of dividends	126,545	77,952
Shares redeemed	(137,574)	(449,103)
Net increase in shares	943,721	455,061
Shares outstanding:
Beginning of period	2,133,628	1,678,567
End of period	3,077,349	2,133,628

Intrepid Select Fund
	Six Months Ended	Year Ended
	March 31, 2018	September 30, 2017
Shares sold	979,661	916,558
Shares issued to holders in
reinvestment of dividends	55,410	98,402
Shares redeemed	(89,257)	(427,057)
Net increase in shares	945,814	587,903
Shares outstanding:
Beginning of period	1,622,996	1,035,093
End of period	2,568,810	1,622,996

7.	TRANSACTIONS WITH AFFILIATES

The following issuers are affiliated with the Funds; that is, the Adviser had control of 5% or more of the outstanding voting securities during the period from October 1, 2017 through March 31, 2018.  As defined in Section (2)(a)(3) of the Investment Company Act of 1940; such issues are:

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2018 (Unaudited)

Intrepid Capital Fund

	Share			Share				Value as of	Cost as of
	Balance as of			Balance as of	Dividend	Realized	Unrealized	March 31,	March 31,
Issuer Name	Sept. 30, 2017	Additions	Reductions	March 31, 2018	Income	Gain (Loss)	Depreciation	2018	2018
Baldwin & Lyons, Inc. - Class B	428,541	—	—	428,541	$235,697	$—	$(235,698)	$9,427,902	$10,185,972
Dundee Corp. - Class A	854,025	—	—	854,025	—	—	(963,913)	1,226,333	9,182,411
Gattaca PLC	—	1,967,030	—	1,967,030	227,260	8,659	(1,403,817)	5,450,480	6,854,297
HNZ Group, Inc. (a)	631,480	—	(631,480)	—	—	2,985,546	(19,948)	—	—
Retail Food Group Ltd.	—	4,315,220	—	4,315,220	—	(14,295)	(4,689,611)	3,082,300	7,771,911
					$462,957	$2,979,910	$(7,312,987)	$19,187,015	$33,994,591

Intrepid Endurance Fund

	Share			Share				Value as of	Cost as of
	Balance as of			Balance as of	Dividend	Realized	Unrealized	March 31,	March 31,
Issuer Name	Sept. 30, 2017	Additions	Reductions	March 31, 2018	Income	Gain (Loss)	Depreciation	2018	2018
Baldwin & Lyons, Inc. - Class B	279,141	—	(5,627)	273,514	$151,952	$113	$(142,895)	$6,017,308	$6,273,687
Dundee Corp. - Class A	821,295	—	—	821,295	—	—	(926,972)	1,179,335	6,885,484
Retail Food Group Ltd.	—	2,339,160	—	2,339,160	—	(14,964)	(1,572,824)	1,670,828	3,243,652
					$151,952	$(14,851)	$(2,642,691)	$8,867,471	$16,402,823

Intrepid Income Fund

	Share			Share				Value as of	Cost as of
	Balance as of			Balance as of	Dividend	Realized	Unrealized	March 31,	March 31,
Issuer Name	Sept. 30, 2017	Additions	Reductions	March 31, 2018	Income	Gain (Loss)	Depreciation	2018	2018
Baldwin & Lyons, Inc. - Class B	35,984	—	—	35,984	$19,791	$—	$(19,791)	$791,648	$821,440
Dundee Corp. (Preferred)	29,290	—	—	29,290	13,813	4	(29,819)	267,130	283,450
Retail Food Group Ltd.	—	510,000	—	510,000	—	(3,485)	(329,482)	364,286	693,767
					$33,604	$(3,481)	$(379,092)	$1,423,064	$1,798,657

Intrepid Disciplined Value Fund

	Share			Share				Value as of	Cost as of
	Balance as of			Balance as of	Dividend	Realized	Unrealized	March 31,	March 31,
Issuer Name	Sept. 30, 2017	Additions	Reductions	March 31, 2018	Income	Gain	Depreciation	2018	2018
Baldwin & Lyons, Inc. - Class B	65,808	—	—	65,808	$36,194	$—	$(36,194)	$1,447,776	$1,480,550
Dundee Corp. - Class A	141,330	—	—	141,330	—	—	(159,515)	202,942	478,883
					$36,194	$—	$(195,709)	$1,650,718	$1,959,433

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2018 (Unaudited)

Intrepid International Fund

	Share			Share			Unrealized	Value as of	Cost as of
	Balance as of			Balance as of	Dividend	Realized	Appreciation	March 31,	March 31,
Issuer Name	Sept. 30, 2017	Additions	Reductions	March 31, 2018	Income	Gain (Loss)	(Depreciation)	2018	2018
Baldwin & Lyons, Inc. - Class B	31,024	5,760	—	36,784	$18,676	$—	$(24,316)	$809,248	$831,274
Coventry Group Ltd.	1,580,150	496,301	(31,000)	2,045,451	—	144	55,508	1,885,208	1,380,191
Dundee Corp. - Class A	405,640	348,900	—	754,540	—	—	(621,985)	1,083,478	1,865,597
Dundee Corp. (Preferred)	137,640	61,900	—	199,540	80,485	39	(175,352)	1,819,843	1,887,967
Dundee Corp. (Preferred)	36,060	47,875	(13,452)	70,483	47,978	4,758	3,614	1,350,740	1,311,326
Gattaca PLC	85,750	359,341	—	445,091	31,621	707	(311,320)	1,233,311	1,522,064
HNZ Group, Inc. (a)	86,190	—	(86,190)	—	—	450,429	(54,753)	—	—
Retail Food Group Ltd.	—	846,000	—	846,000	—	(5,204)	(469,462)	604,286	1,073,748
					$178,760	$450,873	$(1,598,066)	$8,786,114	$9,872,167

Intrepid Select Fund

	Share			Share				Value as of	Cost as of
	Balance as of			Balance as of	Dividend	Realized	Unrealized	March 31,	March 31,
Issuer Name	Sept. 30, 2017	Additions	Reductions	March 31, 2018	Income	Loss	Depreciation	2018	2018
Baldwin & Lyons, Inc. - Class B	60,714	34,661	—	95,375	$41,096	$—	$(84,462)	$2,098,250	$2,243,012
Dundee Corp. - Class A	151,185	185,900	—	337,085	—	—	(253,693)	484,036	976,336
Retail Food Group Ltd.	—	817,907	—	817,907	—	(4,845)	(572,240)	584,219	1,156,459
					$41,096	$(4,845)	$(910,395)	$3,166,505	$4,375,807

(a)	Security is no longer an affiliated company at March 31, 2018.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2018 (Unaudited)

8.	FEDERAL INCOME TAX INFORMATION

The tax components of distributions paid during the fiscal years ended September 30, 2017 and 2016 are as follows:

	September 30, 2017		September 30, 2016
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
Intrepid Capital Fund	$10,076,082	$6,877,815	$8,318,949	$11,903
Intrepid
Endurance Fund	2,209,712	163,896	3,570,211	—
Intrepid Income Fund	2,310,320	—	2,801,334	—
Intrepid Disciplined
Value Fund	647,401	1,322,457	1,242,745	938,983
Intrepid
International Fund	761,075	—	792,074	—
Intrepid Select Fund	896,755	135,904	9,538	—

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended September 30, 2017, the following table shows the reclassifications made:

	Accumulated	Undistributed
	Net Realized	Net Investment	Paid-in
	Gains (Losses)	Income (Losses)	Capital
Intrepid Capital Fund	$(4,349,084)	$2,804,568	$1,544,516
Intrepid Endurance Fund	(1,211,914)	126,797	1,085,117
Intrepid Income Fund	(2,348)	2,348	—
Intrepid Disciplined
Value Fund	(154,170)	102,529	51,641
Intrepid International Fund	(694,007)	666,887	27,120
Intrepid Select Fund	199	(199)	—

These reclassifications primarily relate to adjustments with differing book and tax methods of accounting for the usage of tax equalization, investment losses and currency adjustments.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2018 (Unaudited)

As of September 30, 2017, the components of accumulated earnings (losses) for income tax purposes were as follows:

	Intrepid	Intrepid
	Capital Fund	Endurance Fund
Cost of investments	$389,165,626	$163,090,153
Unrealized appreciation	41,934,240	5,977,980
Unrealized depreciation	(19,498,636)	(8,368,187)
Net unrealized appreciation (depreciation)	22,435,604	(2,390,207)
Undistributed ordinary income	4,840,698	3,383,120
Undistributed long-term capital gain	1,472,498	1,147,228
Distributable income	6,313,196	4,530,348
Other accumulated gain	—	—
Total accumulated gain	28,748,800	2,140,141

	Intrepid
	Intrepid	Disciplined
	Income Fund	Value Fund
Cost of investments	$78,984,062	$37,357,487
Unrealized appreciation	790,438	6,359,219
Unrealized depreciation	(1,317,977)	(1,623,494)
Net unrealized appreciation (depreciation)	(527,539)	4,735,725
Undistributed ordinary income	29,838	354,807
Undistributed long-term capital gain	—	—
Distributable income	29,838	354,807
Other accumulated gain (loss)	(3,298,684)	—
Total accumulated gain (loss)	(3,796,385)	5,090,532

	Intrepid
	International	Intrepid
	Fund	Select Fund
Cost of investments	$20,977,735	$14,982,888
Unrealized appreciation	3,011,109	2,457,126
Unrealized depreciation	(2,189,584)	(758,262)
Net unrealized appreciation	821,525	1,698,864
Undistributed ordinary income	615,527	485,258
Undistributed long-term capital gain	—	—
Distributable income	615,527	485,258
Other accumulated gain	—	—
Total accumulated gain	1,437,052	2,184,122

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2018 (Unaudited)

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales long term.

At September 30, 2017, Intrepid Income Fund had tax basis capital losses of $3,298,684 which may be carried forward to offset future capital gains.  To the extent that Intrepid Income Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryfowards.  These losses do not expire.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax returns for the fiscal year-end September 30, 2017, or for any other tax years which are open for exam. As of September 30, 2017, the Intrepid Capital Fund, the Intrepid Endurance Fund, the Intrepid Income Fund and the Intrepid Disciplined Value Fund’s open tax years include the tax years ended September 30, 2014 through 2017. The Intrepid International Fund and the Intrepid Select Fund’s open tax years include the tax years ended September 30, 2015 through 2017. The Trust is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next year. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur any interest or penalties, nor were any accrued as of September 30, 2017.

9.	LINE OF CREDIT

The Intrepid Capital Management Funds Trust has a $25,000,000 uncommitted, unsecured, umbrella 364-day line of credit, for temporary emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The interest rate as of March 31, 2018 was 4.50%. During the period ended March 31, 2018, the Intrepid Capital Fund, Intrepid Endurance Fund, Intrepid Income Fund, Intrepid Disciplined Value Fund, Intrepid International Fund and Intrepid Select Fund did not use the line.

Intrepid Funds

ADDITIONAL INFORMATION
March 31, 2018 (Unaudited)

Investment Advisory Agreement Disclosure

On November 20, 2017, the Board of Trustees of Intrepid Capital Management Funds Trust (the “Trustees”) approved the continuation of the investment advisory agreements for the Intrepid Capital Fund, the Intrepid Endurance Fund, the Intrepid Income Fund, the Intrepid Disciplined Value Fund, the Intrepid International Fund and the Intrepid Select Fund (collectively the “Funds”, or the, “Fund”) with the investment adviser to the Funds, Intrepid Capital Management, Inc. (the “Adviser”).  As part of the process of approving the continuation of the advisory agreements, the Trustees reviewed the fiduciary duties of the Trustees with respect to approving the advisory agreements and the relevant factors for the Trustees to consider, and the members of the Board of Trustees who are not deemed “interested persons” (as that term is defined by the Investment Company Act of 1940) of the Funds (the “Independent Trustees”) met in executive session to discuss the renewal of the advisory agreements.

In advance of the meetings, the Adviser sent detailed information to the Trustees to assist them in their evaluation of the investment advisory agreements.  This information included, but was not limited to, a memorandum from Fund counsel that summarized the legal standards applicable to the Trustees’ consideration of the advisory agreements; detailed comparative information relating to the Funds’ management fees and other expenses of the Funds; information regarding fees paid and other payments; information on the Adviser’s profitability; information about brokerage commissions; detailed comparative information relating to the Funds’ performance; information about sales and redemptions of the Funds; information about the Funds’ compliance program; and other information the Trustees believed was useful in evaluating the approval of advisory agreements.

All of the factors discussed by the Trustees were considered as a whole, and were considered separately by the Independent Trustees, meeting in executive session.  The factors were viewed in their totality by the Trustees, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the continuation of the investment advisory agreements.  The Trustees recognized that the management and fee arrangements for the Funds are the result of years of review and discussion between the Independent Trustees and the Adviser, that certain aspects of such arrangements may receive greater scrutiny in some years than in others and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

Intrepid Funds

ADDITIONAL INFORMATION (continued)
March 31, 2018 (Unaudited)

Prior to approving the continuation of the investment advisory agreements, the Trustees and the Independent Trustees in executive session considered, among other items:

•	The nature and quality of the investment advisory services provided by the Adviser.
•	A comparison of the fees and expenses of the Funds to other similar funds.
•	A comparison of the fee structures of other accounts managed by the Adviser.
•	Whether economies of scale are recognized by the Funds.
•	The costs and profitability of the Funds to the Adviser.
•	The performance of the Funds.
•	The other benefits to the Adviser from serving as investment adviser to the Funds (in addition to the advisory fee).

The material considerations and determinations of the Board of Trustees, including all of the Independent Trustees, are as follows:

Nature and Quality of Investment Advisory Services

The Trustees noted that the Adviser supervises the investment portfolios of the Funds, directing the day-to-day management of the Funds’ portfolios, including the purchase and sale of investment securities, and they concluded that the Adviser expends substantial resources to provide this supervision.  The Trustees then discussed with management the nature of the investment process employed by the portfolio managers of the Funds, which is highly research intensive, and requires that the Adviser expend substantial resources to determine the portfolio of the Funds.

The Trustees also considered the background and experience of the Adviser’s senior management and expertise of, and the level of attention given to the Funds by investment personnel of the Adviser, and determined that the personnel servicing the Funds are well qualified.  In addition, the Trustees deliberated on the quality of the material service providers to the Funds, who provide administrative and distribution services on behalf of the Funds and are overseen by the Adviser, and the overall reputation and capabilities of the Adviser, noting that they believe the services providers are respected in the industry and provide valuable services to the Funds.

Based on the Trustees’ review, the Trustees believe that the Adviser provides high quality services to the Funds, and they noted that their overall confidence in the Adviser is high.  The Trustees also determined that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser, and that the nature and extent of the services provided by the Adviser are appropriate to assure that each Fund’s operations are conducted in compliance with applicable laws, rules and regulations.

Intrepid Funds

ADDITIONAL INFORMATION (continued)
March 31, 2018 (Unaudited)

Comparative Fees and Expenses

The Trustees then discussed with management the variables, in addition to the management fees, such as administrative and transaction fees that impact costs to the shareholders of the Funds, noting that as discussed, managing the Funds is resource intensive.  Management reviewed with the Trustees the comparison of the Funds’ expense ratios to other similar funds.  As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used by the Adviser to determine the mutual funds that make up the peer universes for purposes of the materials.

While the Funds had higher than average fees and expenses, the Trustees believe this was due to the resource intensive nature of the Funds and the lower average net assets under management of the Funds when compared to the peer groups.  The Trustees concluded that the expense ratios of the Funds are within the range of comparable mutual funds, and that the Fund’s fees are reasonable.

Comparison of Fee Structures of Other Accounts

The Trustees then inquired of management regarding the distinction between the services performed by the Adviser for separate accounts or private investment companies and those performed by the Adviser for the Funds.  The Adviser noted that the management of the Funds involves more comprehensive and substantive duties than the management of separate accounts or private investment companies.  Specifically, the Adviser noted the following, among others:

•	The Adviser provides tailored investment advisory services to the Funds in order to accommodate the cash flow volatility presented by the purchases and redemptions of shareholders.

•	The Adviser maintains a robust shareholder communication effort for the Funds to reach shareholders through direct contact, through intermediaries, or via the financial press.

•	The Adviser coordinates with the Funds’ Chief Compliance Officer and other service providers to insure compliance with regulatory regimens imposed by Federal law and the Internal Revenue Code.

•	Separate accounts or private investment companies do not require the same level of services and oversight.

The Trustees concluded that the services performed by the Adviser for the Funds require a higher level of service and oversight than the services performed by the Adviser for separate accounts or private investment companies.  Based on this determination, the Trustees believe that the differential in advisory fees between the Funds and the separate accounts and private investment companies are reasonable, and

Intrepid Funds

ADDITIONAL INFORMATION (continued)
March 31, 2018 (Unaudited)

concluded that the fee rates charged to the Funds in comparison to those charged to the Adviser’s other clients are reasonable.

Performance

The Trustees noted that at each quarterly meeting, the Trustees review reports comparing the investment performance of the Funds to various indices.  Based on the information provided at this meeting and the information and quarterly discussions regarding the Funds’ investment performance, the Trustees believe that the Adviser manages the Funds in a manner that is materially consistent with their stated investment objective and style.

The Trustees reviewed the Adviser’s quality of investment management, management history and ability to successfully market the Funds.  The Trustees noted that while the Funds have underperformed, the investment strategies of the Funds are designed to provide lower risk, which means it is expected that the Funds will underperform on a comparative basis during periods of market outperformance, but that investors should be protected in case of a downturn in the market.

The Trustees concluded that the performance of the Funds, adjusting for risk, has been satisfactory on a relative basis and on an absolute basis.  They continue to believe that the Adviser’s discipline should lead to more favorable results in the long-term, and concluded that renewal of the existing advisory agreement was in the best interest of the Funds’ shareholders.

Costs and Profitability

The Trustees considered the cost of services provided and the profits realized by the Adviser, by reviewing reports provided by the Funds’ administrator that compared the Funds’ investment advisory fees to those of other comparable mutual funds.  They noted that the Funds’ contractual investment advisory fees were higher than the industry average, and that the Adviser attributed this to other peer funds realizing economies of scale to decrease advisory costs.  The Trustees also considered the Funds’ overall expense ratios compared to peer group funds and the Adviser’s willingness to waive a portion of its advisory fees to keep the overall expenses of the Funds lower.

The Trustees discussed the Adviser’s profitability, as presented, and the impact of the intermediary service fees on the profitability, as the Adviser bears a significant portion of these fees, to the benefit of the Funds.  The Trustees also considered the resources and revenues that the Adviser has put into managing and distributing the Funds, and concluded that the level of profitability realized by the Adviser from its provision of services to the Funds is reasonable, and that the overall expense ratios and investment advisory fees were fair and within the range of industry averages.

Intrepid Funds

ADDITIONAL INFORMATION (continued)
March 31, 2018 (Unaudited)

Economies of Scale

The Trustees then discussed with management whether economies of scale are recognized by the Funds.  They noted that as Fund assets grow, certain fixed costs are spread over the larger asset base, which may lead to some economies of scale.  On the other hand, the Trustees noted that many of the Funds’ expense are subject to diseconomies of scale.  For example, the intermediary service fees generally increase as the Funds’ assets grow.  Given the size of the Funds and the reimbursements being made by the Adviser, the Trustees determined that economies of scale are not being recognized, and that the proposed fee schedules were acceptable.

Fall-Out Benefits

The Trustees then considered other benefits to the Adviser from serving as adviser to the Funds (in addition to the advisory fee).  The Trustees noted that the Adviser derives ancillary benefits from its association with the Funds in the form of proprietary and third party research products and services received from broker dealers that execute portfolio trades for the Funds.  The Trustees determined such products and services have been used for legitimate purposes relating to the Funds by providing assistance in the investment decision-making process.  The Trustees concluded that the other benefits realized by the Adviser from its relationship with the Funds were reasonable.

Conclusion

After reviewing the materials and management’s presentation, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Adviser, the performance of the Funds, expense information, regulatory compliance issues, trading information and related matters and other factors deemed relevant by the Trustees, the Trustees, including all of the Independent Trustees, approved the continuation of the investment advisory agreements.

Shareholder Notification of Federal Tax Status

The Intrepid Capital Fund, Intrepid Endurance Fund, Intrepid Disciplined Value Fund and Intrepid Select Fund designated $6,877,815, $163,896, $1,322,457 and $135,904, respectively, of total distributions paid during the fiscal year ended September 30, 2017 as net capital gain distributions eligible for long-term capital gain rates for individual shareholders.

The Intrepid Capital Fund, Intrepid Endurance Fund, Intrepid Income Fund, Intrepid Disciplined Value Fund, Intrepid International Fund and Intrepid Select Fund designated 47.23%, 96.70%, 11.53%, 100.00%, 34.31% and 19.21%, respectively, of their ordinary income distributions for the year ended September 30, 2017 as qualified dividend income under the Jobs & Growth Tax Relief Reconciliation Act of 2003.

Intrepid Funds

ADDITIONAL INFORMATION (continued)
March 31, 2018 (Unaudited)

For the year ended September 30, 2017, 21.57%, 61.77%, 5.20%, 100.00%, 2.35% and 9.91% of Intrepid Capital Fund, Intrepid Endurance Fund, Intrepid Income Fund, Intrepid Disciplined Value Fund, Intrepid International Fund and Intrepid Select Fund dividends paid from net ordinary income, respectively, qualify for the dividends received deduction available to corporate shareholders.

The Intrepid Capital Fund, Intrepid Endurance Fund, Intrepid Income Fund, Intrepid Disciplined Value Fund, Intrepid International Fund and Intrepid Select Fund designated 44.84%, 24.01%, 100.00%, 5.49%, 3.53% and 18.26%, respectively, of their ordinary income distributions for the fiscal year as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c).

The Intrepid Capital Fund, Intrepid Endurance Fund, Intrepid Income Fund, Intrepid Disciplined Value Fund, Intrepid International Fund and Intrepid Select Fund designated 11.99%, 99.44%, 0.00%, 58.91%, 16.52% and 85.41%, respectively, of their ordinary income distributions as short-term capitalization distributions under Internal Revenue Code Section 871(k)(2)(c).

Availability of Quarterly Portfolio Holdings Schedules

The Funds are required to file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Once filed, the Funds’ Form N-Q is available without charge, upon request on the SEC’s website (http://www.sec.gov) and may be available by calling 1.866.996.3863.  You may also obtain copies at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1.866.996.3863 and on the SEC’s website (http://www.sec.gov).

The Funds are required to file how they voted proxies related to portfolio securities during the most recent 12-month period ended June 30.  Once filed, the information is available without charge, upon request, by calling 1.866.996.3863 and on the SEC’s website (http://www.sec.gov).

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Board of Trustees
Edward Vandergriff
Mark Travis
Peter Osterman, Jr.
Roy Clarke

Investment Adviser
Intrepid Capital Management, Inc.
1400 Marsh Landing Parkway, Suite 106
Jacksonville Beach, FL 32250

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606

Legal Counsel
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

Administrator, Transfer Agent
and Dividend Disbursing Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Shareholder/Investor Information
1.866.996.3863
www.intrepidcapitalfunds.com

ITRPSEMI-0318

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Incorporated by reference to the Registrant’s Form N-CSR filed December 5, 2008.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)        Intrepid Capital Management Funds Trust

By (Signature and Title)*    /s/Mark F. Travis
Mark F. Travis President

Date    June 4, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Mark F. Travis
Mark F. Travis, President

Date    June 4, 2018

By (Signature and Title)*    /s/Donald C. White
Donald C. White, Treasurer

Date    June 4, 2018

* Print the name and title of each signing officer under his or her signature.